                                                                   Exhibit 10.83



                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT ("Agreement") is entered into as of February 20, 2001 between INSTANT INSURANCE HOLDINGS, INC. ("Instant Holdings"), a corporation organized and existing under the laws of the State of Delaware with its principal place of business located at 8113 Ridgepoint Drive, Suite 214, Irving Texas, 75063, INSTANT AUTO INSURANCE COMPANY ("Instant Auto"), a corporation organized and existing under the laws of the State of Missouri with its principal place of business located at 8113 Ridgepoint Drive, Suite 214, Irving, Texas 75063 (collectively, "Instant Holdings" and "Instant Auto" shall herein be referred to as "Instant"), and INSURANCE MANAGEMENT SOLUTIONS , INC. ("IMS"), a Florida corporation, with reference to the following:

         A. On June 22, 2000, IMS and Instant entered into an Insurance Administration Services Agreement ("Initial Agreement") pursuant to which IMS was to provide claims, development and insurance outsourcing services (collectively, "Services") to Instant

         B. On June 30, 2000, IMS and Instant entered into a Development Services Agreement ("Development Agreement") and an (interim) Insurance Administration Services Agreement ("Interim Claims Agreement") pursuant to which IMS was to provide additional Services to Instant.

         C. IMS asserts that pursuant to the Initial Agreement, Development Agreement and the Interim Claims Agreement, IMS performed Services on behalf of Instant and, pursuant to invoices submitted to Instant but not yet paid by Instant, IMS is due approximately $848,000 for such Services performed on behalf of Instant through September 30, 2000.

         D. IMS further asserts that as a result of such non-payment, the Initial Agreement, Development Agreement and Interim Claims Agreement (collectively, the "Services Agreements") were terminated by IMS effective October 4, 2000 ("Termination Date").

         E. After the Termination Date, IMS continued to perform runoff claims administration services ("Runoff Claim Services") on behalf of Instant and Instant's third party insurance company clients ("Third Party Insurers"), including Millers American Group, Inc. ("Millers"), State and County Mutual Insurance Company ("State & County") and Independent Fire ("Independent"). With respect to the Runoff Claim Services performed on behalf of Millers after October 1, 2000, IMS performed such Runoff Claim Services pursuant to a Claim Administration Service Agreement ("Millers Agreement") between Millers and IMS effective October 1, 2000. Instant acknowledges that the Millers Agreement was negotiated at the request and with the full knowledge of Instant. F. Disputes have arisen between the parties as to performance and/or payments due under the Services Agreements and with respect to the Runoff Claim Services, and the parties now wish to settle any disputes that may have arisen between the parties regarding performance and/or payments due under the Service Agreements and with respect to the Runoff Claim Services.

         NOW THEREFORE, the parties hereby agree as follows:

                  1. Termination. Instant and IMS hereby acknowledge and agree that the Initial Agreement, the Development Agreement and the Interim Claims Agreement were terminated effective as of the Termination Date and the parties shall have no further rights and obligations thereunder. Further, except as to any arbitration action that may relate to or arise from the Runoff Claim Services performed by IMS after January 1, 2001, any pending arbitration action relating to the Services Agreements filed by either IMS or Instant shall be promptly terminated and dismissed with prejudice.

                  2. Payment. In consideration of the covenants, warranties, and conditions herein, Instant shall contemporaneously with the execution and delivery of this Agreement by the parties pay to IMS the sum of $800,000 (the "Payment"), by wire transfer to an account designated by IMS. Except as provided in Section 9(f) hereof, the parties shall have no other obligations to pay any fees or other amounts, including (without limitation) the return of any fees or other amounts paid to date under the Services Agreements or with respect to the performance of Runoff Claim Services on or after October 1, 2000.

                  3. Code Materials. Pursuant to the Development Agreement and the Initial Agreement, IMS was in the process of developing software programming code and related programming materials specifically for Instant, all as specifically identified in Exhibit A hereto (collectively, the "Code Materials"). IMS hereby assigns and transfers to Instant any and all right, title and interest, if any, IMS may have in and to the Code Materials, including without limitation any and all intellectual property rights, if any, IMS may have therein.

                  4. Confidential Information. To the date hereof, each of IMS and Instant has returned to the other party all tangible (i.e., paper and diskette) copies of Confidential Information (as defined in the Services Agreements) in its possession belonging to such other party, as more particularly described in Exhibit B hereto. Each of IMS and Instant shall promptly delete all electronic (including disk) copies of Confidential Information in its possession belonging to the other party. Each of IMS and Instant represents and warrants to the other party that it is not aware of any other Confidential Information of such other party in its possession, but in any event shall promptly return to such other party all tangible copies, and delete all electronic copies, of any such additional Confidential Information discovered hereafter. From and after the date hereof, neither IMS nor Instant shall retain any rights whatsoever to the Confidential Information of the other party, and neither party shall use or disclose any Confidential Information to any third party, except as required by law. Each of IMS and Instant represents and warrants to the other that the Confidential Information of the other party has not been used or disclosed except as specifically permitted by the Services Agreements or pursuant to the performance of Runoff Claim Services by IMS since October 1, 2000. Each of IMS and Instant shall defend and indemnify the other party, and its directors, officers, and affiliates, from and against any third party claim arising from the breach of any covenant, warranty or representation hereunder, provided the indemnified party gives prompt written notice of any such claim and provides reasonable assistance to the indemnifying party in such defense.

                  5. No Warranties Relating to Code Materials. Instant is acquiring the Code Materials on an "as is" basis, with no representations or warranties whatsoever as to title, working condition, suitability for a particular purpose, noninfringement or misappropriation of third-party intellectual property rights, or otherwise.

                  6. Mutual Releases. Except for rights and obligations expressly created or preserved by this Agreement, and in consideration of the Payment and execution and delivery of this Agreement, Instant, on the one hand, and IMS on the other hand, mutually release and forever discharge each other and their past and present parent companies, subsidiaries, partners, officers, shareholders, affiliated entities, agents, directors, attorneys, and employees, and their respective predecessors, successors, and assigns, from any and all claims, liabilities, demands, obligations or causes of action of any nature whatsoever based on conduct or omissions relating to or arising out of (a) the Initial Agreement, the Development Agreement, the Interim Claims

Agreement, or (b) the Runoff Claim Services prior to January 1, 2001; including, but not limited to, IMS' withdrawal and utilization of funds from Instant's Claim Account (as defined in the Services Agreements) to facilitate its performance of the Runoff Claim Services under the Millers Agreement or otherwise. Each of the parties expressly acknowledges that it may in the future discover facts in addition to or different from those it now knows or believes to be true, but each of the parties agrees nevertheless to fully, finally and forever settle such claims, whether or not hidden or excluded, known or unknown, without regard to the subsequent discovery or existence of different or additional facts.

                  7. Runoff Claim Services. The parties acknowledge that IMS has been paid $236,600 in fees from the period October 1,2000 through December 31,2000 for Runoff Claim Services. The above amount was the total fees that were due and payable to IMS for Runoff Claim Services performed on behalf of Millers during the period ending December 31, 2000. No further payments shall be due from Instant to IMS for such Runoff Claim Services performed on behalf of Third Party Insurers or Instant prior to January 1, 2001 and currently outstanding invoices for Runoff Claim Services performed on behalf of State & County and Independent Fire totaling approximately $83,000 shall be considered paid and no longer due. With respect to Runoff Claim Services performed or to be performed on or after January 1, 2001, IMS will perform Runoff Claim Services on behalf of Instant and Third Party Insurers pursuant to the Runoff Claim Administration Services Agreement ("Runoff Agreement") attached hereto as Exhibit C. In the interim, until the Runoff Agreement is executed and delivered, Instant hereby gives IMS authority to withdraw and utilize funds from its Claim Account for the specific purpose of making loss payments to insureds, claimants, and related payments to providers of services and various third parties other than IMS, in the performance of Runoff Claim Services on behalf of Instant and Third Party Insurers. IMS is specifically prohibited from withdrawing funds for services rendered as payment to IMS.

                  8. Confidentiality and Publicity. The nature, terms and substance of this Agreement shall be held in strict confidence by the parties. Notwithstanding the foregoing, the parties and their counsel may disclose the terms hereof for tax or financial reporting, SEC reporting, regulatory reporting, accounting, professional liability insurance purposes, for purposes of enforcing this Agreement, or as otherwise required by law (including, without limitation, applicable securities or regulatory statutes and regulations). Neither party will disparage the other to third parties in relation to the subject of this Agreement. Neither party shall issue any other publicity regarding this Agreement without the prior written consent of all of the parties, which consent shall not be unreasonably withheld.

                  9.       Miscellaneous.

                           (a)      Binding Agreement. This Agreement shall be
binding upon and inure to the benefit of the parties and their respective successors, executors, administrators, agents, representatives, and permitted assigns.

                           (b)      Integration. This Agreement and the related
Exhibits attached hereto represent and contain the entire agreement and understanding between the parties and supersede any and all prior agreements, representations and understandings with respect to the matters contained herein. Each party agrees that it has not relied upon any representation, warranty, condition, understanding or agreement of any kind in entering into this Agreement other than those actually set forth herein.

                           (c)      No Assignment. The parties represent and
warrant that they have not assigned, transferred, or purported to assign or transfer, in whole or in part, any interest in any of the rights and claims subject to this Agreement. This Agreement may not be assigned or transferred, in whole or in part, by either party without the prior written consent of the other, which consent may be withheld for any reason.

                           (d)      No Amendment. This Agreement may not be
amended or modified in any respect except by a written instrument executed by the parties.

                           (e)      Applicable Law; Forum. This Agreement shall
be interpreted, construed and enforced in accordance with the laws of the state of Texas, without regard to its conflict of laws principles. Except for requests for injunctive or other equitable relief, which may be heard in any court of competent jurisdiction, all disputes hereunder shall be decided by courts located in Dallas, County, Texas, to whose exclusive jurisdiction the parties hereby consent.

                           (f)      Execution of Additional Documents. The
parties shall execute and exchange such additional documentation as may be reasonably necessary to accomplish and fulfill their respective obligations and agreements as set forth herein (provided, however, that the party requesting such additional documentation shall reimburse the other party for the costs and expenses, including reasonable attorneys' fees incurred in preparing, executing and delivering the same).

                           (g)      Notices. Any and all notices and any other
communications hereunder may not be delivered via e-mail but shall be given in writing by hand delivery, by overnight carrier, by registered or certified mail or by facsimile transmission and shall be addressed as follows (unless properly notified of a new address):

                           As to Instant:   Instant Insurance Holdings, Inc.
                                            8113 Ridgepoint Drive, Suite 214
                                            Irving, Texas 75063
                           Fax Number:      214-496-3611
                           Attention:       President

                           As to IMS:       Insurance Management Solutions, Inc.
                                            360 Central Avenue, 16th Floor
                                            St. Petersburg, FL  33701
                           Fax Number:      (727) 823-6518
                           Attention:       President

Notices sent by hand delivery should be deemed effective on the date of that hand delivery. Notices sent by overnight carrier should deemed effective on the next business day after being placed into the hands of the overnight carrier. Notices sent by registered or certified mail shall be deemed effective on the fifth business day after being deposited into the post office. Notices sent by facsimile transmission shall be deemed to be effective on the day when sent if sent prior to 4:30 p.m. (the time being determined by the time zone of the recipient), otherwise they shall be deemed effective on the next business day.

                           (h)      Joint and Several Obligations. Instant
shall be jointly and severally liable to IMS for all agreements, obligations, covenants, representations and warranties made by Instant to IMS pursuant to this Agreement. IMS shall be liable to Instant for all agreements, obligations, covenants, representations and warranties made by IMS to Instant pursuant to this Agreement.

"IMS":                                    "Instant Holdings":

INSURANCE MANAGEMENT SOLUTIONS, INC.      INSTANT INSURANCE HOLDINGS, INC.

By: /s/ D. M. Howard                      By: /s/ B. G. Porter
   ---------------------------------         ----------------------------------
        D. M. Howard                              B. G. Porter

As its: President/CEO                     As its: President/COO
       -----------------------------             ------------------------------

Date:   20 February 2001                  Date:   22 February 2001
     -------------------------------           --------------------------------


"Instant Auto":

INSTANT AUTO INSURANCE COMPANY

By: B. G. Porter
   ---------------------------------


As its: President/COO
       -------------------------------------


Date:   22 February 2001
     ---------------------------------------


EXHIBIT A   -   CODE MATERIALS

EXHIBIT B   -   CONFIDENTIAL INFORMATION

EXHIBIT C   -   RUNOFF CLAIM ADMINISTRATION AGREEMENT

                                      Exhibit "A" - CODE MATERIALS
                                      ----------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

-----------------------------------------------------------------------------------------------------------------
BFBFR006        PRTF                   IA - Output file/Outstanding Receivables Report      Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR009        PRTF                   Flex Billing - Outstanding Receivables Report        Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR016        PRTF                   wutput file for Aged Receivables Report              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR01A        PRTF                   IA - Output file for Aged Receivables Report         Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR01B        PRTF                   Output file for Aged Receivables Report              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR01C        PRTF                   Output file for Aged Receivables Report              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR01D        PRTF                   Output file for Aged Receivables Report              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR021        PRTF                   IA- Payment Plan / Install Fee Report PRTF           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR030        PRTF                   Flex Billing - Waived Cash Report                    Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR301        PRTF                   Flex Billing - Collections Receivables Report        Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR350        PRTF                   Flex Billing - Collections Activity Report           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFR621        PRTF                   Flex Billing - Daily Activity Report                 Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS000        DSPF                   FB - Main On Line                                    Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS020        DSPF                   Flex Billing Ctrl - Pay Plans                        Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS025        DSPF                   Flex Billing Ctrl - Equity Options                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS035        DSPF                   Flex Billing Ctrl - Billing Notices                  Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS045        DSPF                   Flex Billing Ctrl - Notice Transaction               Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS055        DSPF                   Flex Billing Ctl - Notice Type Maintenance           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS060        DSPF                   Flex Billing Ctrl - System File                      Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS065        DSPF                   Flex Billing Ctrl - Fees                             Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS080        DSPF                   Flex Billing Ctrl - Equity Options                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS100        DSPF                   DB - Maintenance screens                             Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS115        DSPF                   Flex Billing Ctrl - Billing Methods                  Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS150        DSPF                   Flex Billing Ctrl - Transaction Fees                 Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBFS250        DSPF                   Flex Billing Ctrl - Bill to Record                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB004        RPGLE                  Cash payment processing                              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB005        RPGLE                  NSF on Flex Bill Policy                              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB006        RPGLE                  DB - Waive application and reversal                  Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB007        RPGLE                  CALCULATE Installment amounts                        Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB008        RPGLE                  Process Endorsement for Billing                      Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB009        SQLRPGLE               process endorsement for billing sql select           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB010        RPGLE                  FB - Billing Cycle                                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB011        RPGLE                  CALCULATE RATES, downpayments and billing days       Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB012        RPGLE                  Calculate equity at New Business time                Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB013        RPGLE                  Cash payment processing                              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB015        RPGLE                  Calculate Equity and write Billing record            Flex Billing
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

-----------------------------------------------------------------------------------------------------------------
BFBPB017        RPGLE                  FB Installment Detail                                Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB018        RPGLE                  Flex Bill - Waive application and reversal           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB020        RPGLE                  Rewrite offer program                                Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB021        RPGLE                  FB - Balance Due Notice                              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB030        RPGLE                  Create Transaction History for Rewrite               Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB128        RPGLE                  Credit Card declined                                 Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPB141        RPGLE                  Get Fees for Premium                                 Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPC002        CLP                    DB -  CL Driver For Direct Bill BDBPB002             Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPC004        CLP                    DB - Driver for DB BDBPB004-Payments/Release Cash    Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPC011        CLP                    DB - CL Driver For Direct Bill BFBPB010              Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPC013        CLP                    NB - Driver for NB BFBPB013- NB Batch Processing     Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR006        RPGLE                  IA/FB - FLEXBILL Outstanding Receivables Report      Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR009        RPGLE                  Flex Billing - Outstanding Receivables Report        Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR010        RPGLE                  IA/FB - Pending Overpayment Report                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR016        RPGLE                  IA/FB - Aged Receivables                             Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR021        RPGLE                  DB - Payment Plan / Installment Fee Report           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR025        RPGLE                  IA/FB - Cash Receipt/NSF Report                      Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR030        RPGLE                  Flex Billing - Waived Cash Report Program            Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR301        SQLRPGLE               Flex Billing - Collections Receivable Report         Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR350        RPGLE                  Flex Billing - Collections Activity Report           Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPR621        RPGLE                  Flex Billing - Daily Activity Report                 Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS000        RPGLE                  Flex Billing Inquity                                 Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS020        RPGLE                  Flex Billing Ctl - Pay Plans                         Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS025        RPGLE                  Flex Billing Ctrl - Equity Options                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS035        RPGLE                  Flex Billing Ctl - Bill Notices Maintenance          Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS045        RPGLE                  Flex Billing Ctl - Equity Options                    Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS055        RPGLE                  Flex Billing Ctrl - Notice Type Maintenance          Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS060        RPGLE                  Flex Billing Ctl - System Control File               Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS065        RPGLE                  Flex Billing Ctrl - Fees                             Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS080        RPGLE                  Flex Billing Ctrl - Equity Options                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS100        RPGLE                  Flex Billing Ctrl - Billing Methods                  Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS115        RPGLE                  Flex Billing Ctl - Equity Options                    Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS150        RPGLE                  Flex Billing Ctl - Transaction Fees                  Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPS250        RPGLE                  Flex Billing Ctl - Bill to Records                   Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPSIVR        RPGLE                  Stored procedure for IVR                             Flex Billing
-----------------------------------------------------------------------------------------------------------------
BFBPW025        RPGLE                  Endorsement Quote Inquiry                            Flex Billing
-----------------------------------------------------------------------------------------------------------------
CALCAGE         RPGLE                  Calculate Age                                        Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

-----------------------------------------------------------------------------------------------------------------
CHKPHYDMG       RPGLE                  Check for Physical damage eligibility                Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDITA_GT_B      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDITGOTDED      RPGLE                  Edit deductible exists on I40FLR20 record            Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDITGOTLMT      RPGLE                  Edit limit exists on I40FLR20 record                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDITVEHAGE      RPGLE                  Edit limit vehicle age greater than 25               Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTABARTE       RPGLE                  Edit ABA Routing Number                              Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTBNKACT       RPGLE                  Edit Bank Account Number                             Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTBUSSTA       RPGLE                  Edit Business State                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTCHKNBR       RPGLE                  Edit Check Number                                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTCRDEXP       RPGLE                  Edit Credit Card Expiration Date                     Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTCRDNBR       RPGLE                  Edit Credit Card Number                              Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTCRDTYP       RPGLE                  Edit Credit Card Type                                Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTDWNPAY       RPGLE                  Edit Down Payment Amount                             Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTMMB_MMB      RPGLE                  Edit make/model/bstyl from vin valid. = item recrd   Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTOLDVEHS      RPGLE                  Edit for any vehicles older than 25 years old        Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTPHONE#       RPGLE                  Edit a Phone Number                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTPHYSDAM      RPGLE                  Determine Eligibility for Physical Damage Coverage   Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTVEHSYM       RPGLE                  Edit Vehicle Symbol < 23                             Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTVIN10        RPGLE                  Edit for VIN length >= 10                            Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTVIN17        RPGLE                  Edit for VIN length = 17                             Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTVINMAK       RPGLE                  Edit VIN and/or Make,Model are present               Instant Rater
-----------------------------------------------------------------------------------------------------------------
EDTZIPCDE       RPGLE                  Edit Zip Code                                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CEIAI        RPGLE                  Instant Rater General Panel Critical Errors          Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005A       RPGLE                  Retrieve Make when Vin# <> *Blanks                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005B       RPGLE                  Retrieve Model when Vin# <> *Blanks                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005C       RPGLE                  Retrieve Performance                                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005D       RPGLE                  Retrieve Body Style                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005E       RPGLE                  Retrieve AntiLock Brakes                             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005F       RPGLE                  Retrieve Airbag                                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005G       RPGLE                  Retrieve Daytime Lights                              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005H       RPGLE                  Retrieve Performance Description.                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005I       RPGLE                  Retrieve Vehicle Symbol                              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005J       RPGLE                  Retrieve Anti-Lock Description.                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005K       RPGLE                  Retrieve Airbag Description.                         Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005L       RPGLE                  Retrieve Daytime Lights Description.                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005M       RPGLE                  Retrieve Anti-Theft                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI005N       RPGLE                  Retrieve Anti-Theft Description                      Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------


-----------------------------------------------------------------------------------------------------------------
I40CI005P       RPGLE                  Retrieve Physical Damage Flag                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007        RPGLE                  Load WGZIP2 for file I40FPR07                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007A       RPGLE                  Load WGZIP3 for file I40FPR07                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007B       RPGLE                  Load WGZIP4 for file I40FPR07                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007C       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007D       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007E       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007F       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007G       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007H       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007I       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI007J       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011A       RPGLE                  Load CODE1 Addr  to AADDR1of I40FL011                Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011B       RPGLE                  Load CODE1 city  to ACITY of I40FL011                Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011C       RPGLE                  Load CODE1 state to ASTATof I40FL011                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011D       RPGLE                  Load CODE1 zip   to AZIP of I40FL011                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011E       RPGLE                  Default ANAME  of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011F       RPGLE                  Default ADDR1  of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011G       RPGLE                  Default ADDR2 of I40FL011 from B99FL010              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011H       RPGLE                  Default ACITY of I40FL011 from B99FL010              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011I       RPGLE                  Default ASTATE of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011J       RPGLE                  Default AZIP of I40FL011 from B99FL010               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011K       RPGLE                  Default APNAME of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011L       RPGLE                  Default APHONE of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011M       RPGLE                  Default APOLST of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011N       RPGLE                  Default APOLNO of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011O       RPGLE                  Default APOLCD of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011P       RPGLE                  Default APOLOC of I40FL011 from B99FL010             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI011Q       RPGLE                  Condition driver training based on driver's age      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI013A       RPGLE                  Condition driver training based on driver's age      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI018A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020A       RPGLE                  Calculate WOCCOV1 value limit code                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020B       RPGLE                  Calculate WPRCOV1 value limit code                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020C       RPGLE                  Calculate WOCCOV2 value from WOCCOV1                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020D       RPGLE                  Calculate WOCCOV3 value from WOCCOV1                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020E       RPGLE                  Calculate WOCCOV4 value from WOCCOV1                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020F       RPGLE                  Calculate WPRCOV2 value from WOCCOV1                 Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

I40CI020G       RPGLE                  Calculate WPRCOV3 value from WOCCOV1                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI020H       RPGLE                  Calculate WPRCOV3 value from WOCCOV1                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI031A       RPGLE                  Initialize CTYPE to 'O'                              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CI031B       RPGLE                  Insert Screen ID into CDESC                          Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA005        RPGLE                  Panel IR05 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA007        RPGLE                  Panel IR07 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA008        RPGLE                  Panel IR08 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA018        RPGLE                  IR18 - Display Attribute Manager                     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA019        RPGLE                  Panel IR19 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA020        RPGLE                  Panel IR20 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA021        RPGLE                  Panel IR21 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA022        RPGLE                  Panel IR22 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA023        RPGLE                  Panel IR23 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA024        RPGLE                  Panel IR24 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DA031        RPGLE                  Panel IR31 - Display Attribute Manager               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL005        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL013        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL019        DSPF                   Template DDS for List Panels (Screen IR19)           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL020        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL025        DSPF                   Instant Rater - List Panel IR25                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL027        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DL510        DSPF                   Auto System Rating Summary                           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DLR04        DSPF                   Instant Rater - Search Screen                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DR007        RPGLE                  Database relationship driver - I/O module            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DR020        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DR021O       RPGLE                  Format I40OPRDS                                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DROO01       RPGLE                  Instant Auto-Objection Overcome Driver - Pnl 07      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DROO02       RPGLE                  Instant Auto-Objection Overcome Driver - Pnl 15      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DROO03       RPGLE                  Instant Auto-Objection Overcome Driver - Pnl 19      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DROO04       RPGLE                  Instant Auto-Objection Overcome Driver - Pnl 25      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DROO05       RPGLE                  Instant Auto-Objection Overcome Driver - Pnl 05      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DRR07A       RPGLE                  IR07 - Database Relationship Driver                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DRR08A       RPGLE                  IR08 - Database Relationship Driver                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DRR15A       RPGLE                  IR15 - Database Relationship Driver                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DRR18A       RPGLE                  IR18 - Database Relationship Driver                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DRR19A       RPGLE                  IR19 - Database Relationship Driver                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS005        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

I40DS007        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS008        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS009        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS010        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS011        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS012        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS013        DSPF                   Additional Driver - Flat Panel Template (IR13)       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS015        DSPF                   Instant Rater Coverage1 Flat Panel                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS016        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS017        DSPF                   IR17 - Flat panel                                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS018        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS021        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS022        DSPF                   Instant Auto - Panel IR22                            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS023        DSPF                   Instant Auto - Panel IR23                            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS024        DSPF                   Panel IR24 Flat Panel                                Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS028        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS031        DSPF                   Template DDS for Flat Panels                         Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40DS16A        DSPF                   No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED005C       RPGLE                  Low Level Pgm - Edit for Cost New                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED007        RPGLE                  Low level program for Code 1 processing              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED008A       RPGLE                  Low Level Pgm - Edit for Driver Age                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED008B       RPGLE                  Low Level Pgm - Edit for Social Security #           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED008C       RPGLE                  Low Level Pgm - Edit for Driver Age                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED010A       RPGLE                  Edit for Impair. = 'Y' and Doctor's Letter = 'N'     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED010B       RPGLE                  Edit for Impair. = 'Y' and Doctor's Letter = 'N'     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED011        RPGLE                  Condition driver's course based on driver's Age      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED011Q       RPGLE                  Condition driver's course based on driver's Age      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ED017        RPGLE                  Edit limits for IR17                                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EDUMC        RPGLE                  IAI-Question response for UM/UIM BI Signed-CO        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EDUMR        RPGLE                  IAI-Question response for UM/UIM BI Rejection        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EDUMS        RPGLE                  IAI-Question response for UM/UIM BI Signed AZ        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI005A       RPGLE                  EI- Edit for Vin Number                              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI005B       RPGLE                  EI- Edit ISO Symbol Not greater than 22              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI005C       RPGLE                  EI- Edit Cost New                                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI005D       RPGLE                  EI- Edit Year Make Model for Symbol                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI005E       RPGLE                  EI- Edit for Year + Vin#/Make,Model present          Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI005F       RPGLE                  EI- Edit for Vin and/or Make,Model present           Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

I40EI007A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007B       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007C       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007D       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007E       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007F       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007G       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007H       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI007I       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI008A       RPGLE                  EI- Edit for Drivers Age                             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI008C       RPGLE                  EI- Edit for Drivers Spouse Age                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI010A       RPGLE                  EI- Edit Impairm = "Y" and doctor's letter = "N"     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI013B       RPGLE                  EI- Edit Impairm = "Y" and doctor's letter = "N"     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI017A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI017B       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020A       RPGLE                  EI- Edit coverage elligibility based on veh 1 age    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020B       RPGLE                  EI- Edit coverage elligibility based on veh 2 age    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020C       RPGLE                  EI- Edit coverage elligibility based on veh 3 age    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020D       RPGLE                  EI- Edit coverage elligibility based on veh 4 age    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020E       RPGLE                  EI - Edit MP and mutually exclusive covs existing    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020F       RPGLE                  EI - Edit UIM/BI Limits > BI Limits                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020G       RPGLE                  EI - Edit UIM/PD Limits > PD Limits                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020H       RPGLE                  EI - Edit UMPD dependent on UMBI                     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020I1      RPGLE                  EI - RVEH w/o COMP/COLL for item 1                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020I2      RPGLE                  EI - RVEH w/o COMP/COLL for item 2                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020I3      RPGLE                  EI - RVEH w/o COMP/COLL for item 3                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020I4      RPGLE                  EI - RVEH w/o COMP/COLL for item 4                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020J1      RPGLE                  EI- COLL w/o COMP item                               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020J2      RPGLE                  EI- COLL w/o COMP item                               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020J3      RPGLE                  EI- COLL w/o COMP item                               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EI020J4      RPGLE                  EI- COLL w/o COMP item                               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EV022        RPGLE                  Event Driver Panel IR23 - Post Credit Card           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EV023        RPGLE                  Event Driver Panel IR23 - Post Credit Card           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVBREAK      RPGLE                  Force exit of repeated                               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVNAV        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVNAV2       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVNAV20      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

I40EVNAVCC      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVNAVCK      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVPOLST      RPGLE                  update LDBRNC, LDSLOB, LDPOLS from garaging state    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR07        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR09        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR10        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR13        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR15        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR16        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVR16A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40EVSETNV      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FK021        RPGLE                  IR21 - function key formatter                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FK02801      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FK03101      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FKNAV01      RPGLE                  Flat panel function key formatter-fixed fmt/no txt   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FKNAV02      RPGLE                  Flat panel function key formatter-fixed fmt/no txt   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FKNAV03      RPGLE                  Flat panel function key formatter-fixed fmt/no txt   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FKNAV11      RPGLE                  Flat panel function key formatter-fixed fmt/no txt   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40FKR09        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40II011        RPGLE                  Input Module for I40FL011                            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40II021        RPGLE                  II Module - for B40FL021 File (IR21)                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40II02B        RPGLE                  Instant Rater: Birth Date                            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40II02N        RPGLE                  Instant Rater: OLNAME, OFNAME                        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR05        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR07        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR08        RPGLE                  Full-function DB File Input Module                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR09        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR10        RPGLE                  IR10- Flat Panel II module                           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR1001      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR15        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR16A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR17        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR18        RPGLE                  IR18- Flat Panel II module                           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR19        RPGLE                  Full-function DB File Input Module                   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR20        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IIR27        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IO011        RPGLE                  I/O Module For I40FL011                              Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    --------------------

I40IOA16        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR05        RPGLE                  I40FLR05 I/O module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR05A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR07        RPGLE                  I40FLR07 I/O module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR07A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR08        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR08A       RPGLE                  DB File I/O module - Use if you don't have recd      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR08A2      RPGLE                  DB File I/O module - Use if you don't have recd      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR09        RPGLE                  I40FLR09 I/O module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR09A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR10        RPGLE                  I40FLR10 I/O Module - Used for IR13                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR10A       RPGLE                  I40FLR10 I/O Module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR10A2      RPGLE                  I40FLR10 I/O Module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR11        RPGLE                  I40FLR10 I/O Module - Used for IR11                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR12        RPGLE                  I40FLR10 I/O Module - Used for IR12                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR15        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR15A       RPGLE                  I40FLR15 I/O Module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR16        RPGLE                  I40IOR16 I/O Module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR16A       RPGLE                  I40FLR16A I/O module                                 Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR16A1      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR17A       RPGLE                  I40FLR17 I/O module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR18A       RPGLE                  I40FLR18 I/O module                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR19A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR20        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40IOR27A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40KER05        RPGLE                  Edit allowability to add more vehicles               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LK00501      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LK02001      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LKNAV01      RPGLE                  List Panel function key formatter-fixed fmt/no txt   Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LKR04        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LO005        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LO025        RPGLE                  List panel option formatter - Panel IR25             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40LOR04        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND005        RPGLE                  Set data entry-related non-display attributes        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND007        RPGLE                  Set data entry-related non-display attributes        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND011        RPGLE                  Set data entry-related non-display attributes        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND012        RPGLE                  Set data entry-related non-display attributes        Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I40ND016        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND020        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND021O       RPGLE                  IR21 - Non-display attributes - Operators            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND021V       RPGLE                  IR21 - Non-display attributes - Vehicles             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40ND16A        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40OER05        RPGLE                  Do not allow user to delete only vehicle             Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PL005        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PL013        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PL019        RPGLE                  List Panel template for Screen I40DS021 (IR19)       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PL020        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PL025        RPGLE                  List Panel template for Screen I40DS025 (IR25)       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PL510        RPGLE                  Auto System Rating Summary - List Panel              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PLR04        RPGLE                  Instant Rater: Search Screen                         Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS005        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS007        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS008        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS009        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS010        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS011        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS012        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS015        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS016        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS016A       RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS017        RPGLE                  IR17 - Flat Panel                                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS018        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS019        RPGLE                  Policy Fee Retrieval Program (For History Update)    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS021        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS022        RPGLE                  IR22- Flat Panel Screen Program                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS022        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS023        RPGLE                  IR23- Flat Panel Screen Program                      Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS023        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS024        RPGLE                  Flat Panel template                                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS024        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS028        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS028        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS031        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40PS031        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I40PSR13        RPGLE                  IR- Flat Panel for Screen IR13                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB005        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB005        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB007        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB007        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB016AB      RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB019        RPGLE                  IAI Sub Process - Call Payments screen (IR19)        Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB020        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB022        RPGLE                  Instant Auto - Sub Process Module for Panel IR22     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB023        RPGLE                  Instant Auto - Sub Process Module for Panel IR22     Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB025        RPGLE                  IAI Sub Proc-Call Appt Locs IR25 then Mk App         Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB027        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SB031        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SBR04        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40SBR04        RPGLE                  No Description                                       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR05LA      RPGLE                  Translate R05 to Item file B99FL080                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR05LB      RPGLE                  Translate R05 to Vehicle file B40FL500               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR07FA      RPGLE                  Translate R07 to Client file B99FL010                Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR07FB      RPGLE                  Translate R07 to Property file B99FL021              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR07XA      RPGLE                  Translate R07 to Item file B99FL080                  Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR08FA      RPGLE                  Translate R08 to Operator file B40FL021              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR08FB      RPGLE                  Translate R08 to Client file B99FL010                Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR09LA      RPGLE                  Translate R09 to Violations file B40FL031            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR10FB      RPGLE                  Translate R10 to BAS Master file B40FL001            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR10FC      RPGLE                  Translate R10 to Client Ext. file I99FL010           Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR10LA      RPGLE                  Translate R10 to Operator file B40FL021              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR10XA      RPGLE                  Translate R10 to Vehicle file B99FL080               Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR15XA      RPGLE                  Translate R15 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR15XB      RPGLE                  Translate R15 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR15XC      RPGLE                  Translate R15 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR15XD      RPGLE                  Translate R15 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR16LA      RPGLE                  Translate R16 to Preexist Damage file B40FL311       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR16XA      RPGLE                  Translate R16 to Additional Insured file B99FL031    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR16XB      RPGLE                  Translate R16 to Lienholder file B99FL140            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR17ZA      RPGLE                  Translate R17 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR17ZB      RPGLE                  Translate R17 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR17ZC      RPGLE                  Translate R17 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

-----------------------------------------------------------------------------------------------------------------
I40XTR17ZD      RPGLE                  Translate R17 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR18XA      RPGLE                  Translate R18 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR18XB      RPGLE                  Translate R18 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR18XB      RPGLE                  Translate R18 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20DA      RPGLE                  Translate R20 to Coverage file B99FL071 Driver       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20DA      RPGLE                  Translate R20 to Coverage file B99FL071 Driver       Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XA      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XA      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XB      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XB      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XC      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XC      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XD      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XD      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XE      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XE      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XF      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XF      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XG      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XH      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XI      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40XTR20XJ      RPGLE                  Translate R20 to Coverage file B99FL071              Instant Rater
-----------------------------------------------------------------------------------------------------------------
I99II073        RPGLE                  Input Module - Coverages, Omit PD Records            Instant Rater
-----------------------------------------------------------------------------------------------------------------
I99IO102        RPGLE                  I/O Module - Fee Transaction File                    Instant Rater
-----------------------------------------------------------------------------------------------------------------
I40CIPN         CLP                    IAI - Texas MVR/CLUE Uprate Letter                   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FR025        PRTF                   IA - Forms Mailing Report                            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FR620        PRTF                   Instant Auto MVR history report                      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS000        DSPF                   BAS Policy Register File Processing Display          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS160        DSPF                   Coverage Rating Module File                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS340        DSPF                   (In/Out)bound Call Reason File Maintenance           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS350        DSPF                   (In/Out)bound Call Outcome File Maintenance          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS380        DSPF                   Endorsement Reason Window                            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS400        DSPF                   Base Rate Control File                               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS410        DSPF                   Driver Class Rating File                             Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS420        DSPF                   Zip/Territory Rating File                            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS430        DSPF                   Vehicle Symbol/Age Rate File                         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40FS440        DSPF                   Miles to Work Rate/Age of Vehicle Rate               Policy Administration
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

-----------------------------------------------------------------------------------------------------------------
I40FS450        DSPF                   IAI Point Factor File                                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB600        RPGLE                  IAI Automatic Issuance (MVR Triggers AI #1)          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB632        RPGLE                  Batch Processing of RI / RG to Policy Form  (5)      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB635        RPGLE                  IAI RI / RG Trigger Batch Program (1 for RI/RG)      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB637        RPGLE                  IAI Auto Issuance forms detector batch program       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB638        RPGLE                  IAI B99FL060 Policy Activity File Update (3)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB640        RPGLE                  IAI update the policy register with cancel date      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PB660        RPGLE                  IAI POPULATE PRIMARY RATING ZIP FILE I40FP540        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PBCAP        RPGLE                  cvt lower/uppercase and remove . clnt and opr        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PBCMT        RPGLE                  IAI - Program to commit records after Re-Write       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PBMKD        RPGLE                  IAI - Market Analysis Report by Market               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PC610        CLP                    CLP - IA - CL for VIN Validation Request Letter      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCAPN        CLP                    IA - CLP Additional Premium Notice                   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCATC        CLP                    CLP - Generic Policy Attachments - IAI               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCDTX        CLP                    CLP - Instant Auto Program DEC Prt Program           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCJ42        CLP                    CLP - Policy Jacket - IAI                            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCMKD        CLP                    IAI - Daily Market Report by Market                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCNDE        CLP                    IA CLP - Named Driver Exclusion                      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCPIP        CLP                    CLP- IA-VIN Validation Request                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCUMP        CLP                    CLP - Intent To Rej/Lmt Unins Motor Protection       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PCVIN        CLP                    CLP - IA- CL for VIN Validation Request letter       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PRNUM        RPGLE                  iai list of available policy numbers                 Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS019        RPGLE                  Policy Fee Retrieval Program (For History Update)    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS160        RPGLE                  Coverage Rating Module File                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS340        RPGLE                  (In/Out)bound Call Reason File Maintenance           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS350        RPGLE                  (In/Out)bound Call Outcome File Maintenance          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS370        RPGLE                  IAI Phone Call Processor File Maintenace             Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS380        RPGLE                  Endorsement Reasons                                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS400        RPGLE                  Base Rate Control File                               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS410        RPGLE                  Driver Class Rating File                             Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS420        RPGLE                  Zip/Territory Rating File                            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS430        RPGLE                  Vehicle Symbol/Age Rating File                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS440        RPGLE                  Miles to Work/Age of Vehicle Rate File               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PS450        RPGLE                  IAI Point Factor File                                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I40PW260        RPGLE                  IAI - Window pgm for "Confirmation of Proof"         Policy Administration
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I40PW370        RPGLE                  IAI Window for Phone Call History                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FR640        PRTF                   IA - Policies with BAS3033 messages report           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRHRD        PRTF                   IA - Hierarchy Daily Activity Report                 Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRINBDA      PRTF                   IAI Balance Due Notice (IN-Agent)                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRINBDC      PRTF                   IAI Balance Due Notice (IN-Company)                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRINBDI      PRTF                   IAI Balance Due Notice (IN-Insured)                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRU10        PRTF                   IA - 10 DAY-Underwriter Review Report                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRU18        PRTF                   IA - 18 DAY-Underwriter Review Report                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRU28        PRTF                   IA - 28 DAY-Underwriter Review Report                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FRX30        PRTF                   IA - 30 DAY Cancellation Listing Report              Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FS020        DSPF                   Client Search Screen For Instant Auto                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99FS060        DSPF                   Display for policy history screen                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PB640        RPGLE                  IA - Policies with missing images                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PBCLR        RPGLE                  Remove any unwanted policy                           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PBDLDP       RPGLE                  Producer-Agent application                           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PC300        CLP                    Nightly Cancellation/Check Writer Processor          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PC640        CLP                    IAI - Missing Images Report                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PC860        CLP                    IA - CLP To Handle Retreive                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCCONOC      CLP                    IAI - Cancellation Confirmation - Lender             Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCCONON      CLP                    IAI - Notice of Nonrenewal (Colorado)                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCCONSF      CLP                    IAI - Insufficient Funds Notice (Colorado)           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCCOPDC      CLP                    IAI - Premium Due/Cancellation Notice                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCCX2        CLP                    IA - Cancellation List report-Cxl in 2 days          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCDCC        CLP                    IAI - Declined Credit Card Notice                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCDLDX       CLP                    Shutdown instant auto data queue                     Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCFLT        CLP                    IAI - Cancellation Notice                            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCHRD        CLP                    IA - Daily Hierarchy Activity Report                 Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINBDN      CLP                    IAI - Balance Due Notice ((Indiana)                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINCCN      CLP                    IAI - Cancellation Confirmation (Indiana)            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINCIR      CLP                    IAI - Cancellation Confirmation - (IN-Insured)       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINCNL      CLP                    IAI - Cancellation Confirmation - (IN-Lender)        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINDCC      CLP                    IAI - Declined Credit Card Notice (Indiana)          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINFLT      CLP                    IAI - Cancellation Notice (Indiana)                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINNON      CLP                    IAI - Notice of Nonrenewal (Indiana)                 Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINPCN      CLP                    IAI - Premium Pay/Cancel Notice (Indiana)            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCINPDC      CLP                    IAI - Premium Due/Cancel Notice (Indiana)            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCLET        CLP                    Automatic Letters                                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNIF        CLP                    IAI - Insufficent Funds Notice                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMBDN      CLP                    IAI - Balance Due Notice (New Mexico)                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMCBN      CLP                    IAI - Premium Pay/Cancel Notice (New Mexico-Combo)   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMCCN      CLP                    IAI - Cancellation Confirmation (New Mexico)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMCIR      CLP                    IAI - Cancellation Confirmation - Insured  (NM)      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMCNL      CLP                    IAI - Cancellation Confirmation -(NM) Lender         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMDCC      CLP                    IAI - Declined Credit Card Notice (New Mexico)       Policy Administration
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99PCNMFLT      CLP                    IAI - Cancellation Notice New Mexico                 Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMLET      CLP                    Automatic Letters                                    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMNIF      CLP                    IAI - Insufficent Funds Notice                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMNON      CLP                    IAI - Notice of Nonrenewal (New Mexico)              Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMPCN      CLP                    IAI - Premium Pay/Cancel Notice (New Mexico)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNMPDC      CLP                    IAI - Premium Due/Cancel Notice (New Mexico)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCNON        CLP                    IAI - Notice of Nonrenewal                           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCPCN        CLP                    IAI - Premium Pay/Cancel Notice                      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCPDC        CLP                    IAI - Premium Due/Cancel Notice                      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCRIN        CLP                    Notice Of Reinstatement                              Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCU10        CLP                    IA - 10 Day-Underwriter Review Report                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCU18        CLP                    IA - 18 Day Underwriter Review Report                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCU28        CLP                    IA - 28 Day Underwriter Review Report                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PCX30        CLP                    IA - 30 day Cancellation List/rewrite report         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PR640        RPGLE                  IAI - Missing Images Report (BAS 3033)               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRAZBDN      RPGLE                  Balance Due Notice Form (AZ)                         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRAZCBN      RPGLE                  Premium Pay/Cancel Notice Form (AZ-Combo)            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRAZCIR      RPGLE                  Cancel Confirmation-Insured Request (AZ)             Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRAZNON      RPGLE                  Notice of Nonrenewal Form (Arizona)                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRBDN        RPGLE                  IAI - Balance Due Notice Form                        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCCN        RPGLE                  IAI - Cancellation Confirmation/Rewrite Form         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCIR        RPGLE                  IAI - Cancellation Confirmation - Insured Form       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCNL        RPGLE                  IAI - Cancellation Confirmation - Lender Form        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCOBDN      RPGLE                  IAI - Balance Due Notice Form (CO)                   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCOCBN      RPGLE                  IA- Premium Pay/Cancel Notice Form(Colorado Combo)   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCOCIR      RPGLE                  IA-Cancellation Confirmation-Insrd Rqst(Colorado)    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCOCNL      RPGLE                  IAI - Colorado Cancellation Confrmtn - Lender form   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCOCXR      RPGLE                  IA-Cancellation Confirmation/Rewrite Frm(Colorado)   Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCODCC      RPGLE                  IAI - Decl Credit Card Notice-CO                     Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCONOC      RPGLE                  IAI - Cancellation Confirmation - Lender Form        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCONON      RPGLE                  IAI - Notice of Nonrenewal Form (Colorado)           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCONSF      RPGLE                  IAI - Insufficient Funds Notice Form (Colorado)      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCOPDC      RPGLE                  IAI - Colorado Premium Due/Cancel Notice Form        Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRCX2        RPGLE                  IA - Cancellation List Report-Cxl in 2 days          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRDCC        RPGLE                  IAI - Declined Credit Card Notice Form               Policy Administration
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99PRFLT        RPGLE                  IAI - TX Notice of Cancellation                      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRHRD        RPGLE                  IAI - Daily Hierarchy Report                         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRINBDN      RPGLE                  IAI - Balance Due Notice Form (Indiana)              Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRINCIR      RPGLE                  IAI - Cancellation Confirmation -Insured Form(IN)    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRINDCC      RPGLE                  IAI - Declined Credit Card Notice Form (Indiana)     Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRINNIF      RPGLE                  IAI - Insufficient Funds Notice Form (Indiana)       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRINNON      RPGLE                  IAI - Notice of Nonrenewal Form (Indiana)            Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRLET        RPGLE                  IA - Automated Correspondence Letters                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNIF        RPGLE                  Insufficient Funds Notice Form (Texas)               Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMBDN      RPGLE                  Balance Due Notice Form (New Mexico)                 Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMCBN      RPGLE                  Premium Pay/Cancel Notice (New Mexico-Combo)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMCCN      RPGLE                  Cancellation Confirmation/Rewrite Form (NM)          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMCIR      RPGLE                  Cancellation Confirmation-Insured Form(NM)           Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMDCC      RPGLE                  Declined Credit Card Notice Form (NM)                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMFLT      RPGLE                  Notice of Cancellation (New Mexico)                  Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMLET      RPGLE                  Automated Correspondence Letters(New Mexico)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMNON      RPGLE                  IAI - Notice of Nonrenewal Form (New Mexico)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNMPCN      RPGLE                  IAI - Premium Pay/Cancel Notice Form (New Mexico)    Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRNON        RPGLE                  IAI - Notice of Nonrenewal Form                      Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRPCN        RPGLE                  IAI - Premium Pay/Cancel Notice Form (Texas)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRPDC        RPGLE                  IAI - Premium Due/Cancel Notice Form (Texas)         Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRRIN        RPGLE                  Form - Notice of Reinstatement                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PRX30        RPGLE                  IA - CXL report >30 days & pymt Rec'd                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS020        RPGLE                  Policy Search By Screen                              Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02A        RPGLE                  Policy Search By Policy Number                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02B        RPGLE                  Policy Search By Policy Number                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02C        RPGLE                  Policy Search By Name                                Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02D        RPGLE                  Policy Search By Address                             Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02E        RPGLE                  Policy Search Garaging Address                       Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02F        RPGLE                  Policy Search By Work Phone                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02G        RPGLE                  Policy Search By Home Phone                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02H        RPGLE                  Policy Search By Drivers License Number              Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02I        RPGLE                  Policy Search By VIN Number                          Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02J        RPGLE                  Policy Search By Operator Number                     Policy Administration
-----------------------------------------------------------------------------------------------------------------
I99PS02K        RPGLE                  Policy Search By Excluded Driver                     Policy Administration
-----------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I40FRANA        PRTF                   IA - Addl Premium Notice (Agent)                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRANC        PRTF                   IA - Addl Premium Notice (Company)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRANI        PRTF                   IA - Addl Premium Notice (Insured)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRANL        PRTF                   IA - Addl Premium Notice (Lender)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRANM        PRTF                   IA - Addl Premium Notice (Microfilm)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRANP        PRTF                   IA - Addl Premium Notice (PFC)                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRANX        PRTF                   IA - Addl Prem Notice (Addl Insured)         '       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRAPC        PRTF                   IAI - Application (Company)                          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRAPI        PRTF                   IAI - Application (Insured)                          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRAPM        PRTF                   IAI - Application (Microfilm)                        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCA        PRTF                   IAI - Declaration / Attachments - (Agent)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCC        PRTF                   IAI - Declaration / Attachments - (Company)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCI        PRTF                   IAI - Declaration / Attachments - (Insured)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCL        PRTF                   IAI - Declaration / Attachments - (Lienholder)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCM        PRTF                   IAI - Declaration / Attachments - (Microfilm)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCP        PRTF                   IAI - Declaration / Attachments - (PFC)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDCX        PRTF                   IAI - Declaration / Attachments - (Addl Insured)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDTI        PRTF                   IAI TX DEC / Attachments - Insured                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDTL        PRTF                   IAI TX DEC / Attachments - Lender                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDTM        PRTF                   IAI TX DEC / Attachments - Microfilm                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRDTX        PRTF                   IAI TX DEC / Attachments - Additional Insured        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRFAC        PRTF                   IAI - Follow-up Application (Company)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRFAI        PRTF                   IAI - Follow-up Application (Insured)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRFAM        PRTF                   IAI - Follow-up Application (Microfilm)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRFLC        PRTF                   IAI - Follow-up Cover Letter (Company)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRFLI        PRTF                   IAI - Follow-up Cover Letter (Insured)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRFLM        PRTF                   IAI - Follow-up Cover Letter (Microfilm)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRLTC        PRTF                   IAI - Application Cover Letter (Company)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRLTI        PRTF                   IAI - Application Cover Letter (Insured)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRLTM        PRTF                   IAI - Application Cover Letter (Microfilm)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRNDA        PRTF                   IA - Named Driver Exclusion (Agent)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRNDC        PRTF                   IA - Named Driver Exclusion (Company)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRNDI        PRTF                   IA - Named Driver Exclusion (Insured)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRNDL        PRTF                   IA - Named Driver Exclusion (Lienholder)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRNDM        PRTF                   IA - Named Driver Exclusion (Microfilm)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I40FRNDP        PRTF                   IA - Named Driver Exclusion (Prem Fin)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRNDX        PRTF                   IA - Named Driver Exclusion (Addl Insured)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPIA        PRTF                   IA - PIP Deductible (Agent)                          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPIC        PRTF                   IA - PIP Deductible (Company)                        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPII        PRTF                   IA - PIP Deductible (Insured)                        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPIL        PRTF                   IA - PIP Deductible (Lienholder)                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPIM        PRTF                   IA - PIP Deductible (Microfilm)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPIP        PRTF                   IA - PIP Deductible (Premium Finance)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRPIX        PRTF                   IA - PIP Deductible (Additional Insured)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUMA        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (Agent)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUMC        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (Company)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUMI        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (Insured)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUML        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (Leinholder)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUMM        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (Microfilm)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUMP        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (PFC)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRUMX        PRTF                   Intent To Rej/Lmt Unins. Motor Prot (Add Ins)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVIA        PRTF                   IA - VIN Validation Request (Agent)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVIC        PRTF                   IA - VIN Validation Request (Company)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVII        PRTF                   IA - VIN Validation Request (Insured)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVIL        PRTF                   IA - VIN Validation Request (Lienholder)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVIM        PRTF                   IA - VIN Validation Request (Microfilm)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVIP        PRTF                   IA - VIN Validation Request (Premium Finance)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40FRVIX        PRTF                   IA - VIN Validation Request (Additional Insured)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRAPN        RPGLE                  IA-Form Increased Premium Notice                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRAPP        RPGLE                  IAI - Application                                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRATC        RPGLE                  IAI TX - Generic Policy Attachments                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRDTX        RPGLE                  IAI TX - Auto Declarations / Attachments             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRFAP        RPGLE                  IAI - Follow-up Application                          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRFLT        RPGLE                  IAI - Follow-up Cover Letter                         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRJ42        RPGLE                  IAI TX - Policy Jacket                               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRLET        RPGLE                  IAI - Application Cover Letter                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRNDE        RPGLE                  IA Form - Named Driver Exclusion Letter              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRPIP        RPGLE                  IA Form - PIP Deductible                             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRUMP        RPGLE                  Form - Intent To Rej/Lmt Unins Motor Prot            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40PRVIN        RPGLE                  IA - Form- VIN Validation Request Letter             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRAZBDA      PRTF                   IAI - Balance Due Notice (Agent)-AZ                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZBDC      PRTF                   IAI - Balance Due Notice (Cmpny)-AZ                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZBDI      PRTF                   IAI - Balance Due Notice (Insrd)-AZ                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZBDL      PRTF                   IAI - Balance Due Notice (Lien)-AZ                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZBDM      PRTF                   IAI - Balance Due Notice (Micro)-AZ                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZBDP      PRTF                   IAI - Balance Due Notice (PFC)-AZ                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZBDX      PRTF                   IAI - Balance Due Notice (ADLINS)-AZ                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCIA      PRTF                   IAI - Cancel Conf-Ins Req (AZ-Agent)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCIC      PRTF                   IAI - Cancel Conf-Ins Req (AZ cmpny)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCII      PRTF                   IAI - Cancel Conf-Ins Req (AZ Insrd)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCIL      PRTF                   IAI - Cancel Conf-Ins Req (AZ Lien)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCIM      PRTF                   IAI - Cancel Conf-Ins Req (AZ Micro)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCIP      PRTF                   IAI - Cancel Conf-Ins Req (AZ PFC)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCIX      PRTF                   IAI - Cancel Conf-Ins Req (AZ Adlins)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNA      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNC      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNI      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNL      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Lnhlder)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNM      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Mcroflm)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNP      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCNX      PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Adl Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXA      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-Agent)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXC      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-Cmpny)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXI      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-Insrd)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXL      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-Lien)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXM      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-Micro)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXP      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-PFC)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZCXX      PRTF                   IA-Cancel Conf/Rewrite Offer (AZ-Adlin)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZDCA      PRTF                   No Description                                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZDCC      PRTF                   No Description                                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZDCI      PRTF                   No Description                                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZDCL      PRTF                   No Description                                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZDCM      PRTF                   IAI - CANCEL/NON PAYMENT (DECL CRDT CRD)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNCA      PRTF                   IAI - Cancellation Conf-AZ (Agent)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNCC      PRTF                   IAI - Cancellation Conf-AZ (Cmpny)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRAZNCI      PRTF                   IAI - Cancellation Conf-AZ (Insrd)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNCL      PRTF                   IAI - Cancellation Conf-AZ (Lien)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNCM      PRTF                   IAI - Cancellation Conf-AZ (Micro)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNCP      PRTF                   IAI - Cancellation Conf-AZ (PFC)                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNCX      PRTF                   IAI - Cancellation Conf-AZ (Adlins)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOA      PRTF                   IAI - Arizona - Nonrenewal Notice (Agent)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOC      PRTF                   IAI - Arizona - Nonrenewal Notice (Company)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOI      PRTF                   IAI - Arizona - Nonrenewal Notice (Insured)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOL      PRTF                   IAI - Arizona - Nonrenewal Notice (Lienholder)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOM      PRTF                   IAI - Arizona - Nonrenewal Notice (Microfilm)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOP      PRTF                   IAI - Arizona - Nonrenewal Notice (PFC)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNOX      PRTF                   IAI - Arizona - Nonrenewal Notice (Addtl Insured)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSA      PRTF                   IAI - Cxl Notice-NSF AZ (Agent)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSC      PRTF                   IAI - Cancel Notice-NSF AZ (Cmpny)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSI      PRTF                   IAI - Cancel Notice NSF-AZ (Insrd)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSL      PRTF                   IAI - Cancel Notice NSF-AZ (Lien)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSM      PRTF                   IAI - Cancel Notice NSF AZ (Micro)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSP      PRTF                   IAI - Cancel Notice NSF AZ (PFC)                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRAZNSX      PRTF                   IAI - Cancel notice NSF AZ (Adlin)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDA        PRTF                   IAI - Balance Due Notice (Agent)                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDC        PRTF                   IAI - Balance Due Notice (Company)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDI        PRTF                   IAI - Balance Due Notice (Insured)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDL        PRTF                   IAI - Balance Due Notice (Lienholder)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDM        PRTF                   IAI - Balance Due Notice (Microfilm)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDP        PRTF                   IAI - Balance Due Notice (PFC)                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRBDX        PRTF                   IAI - Balance Due Notice (Addtl Insured)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCA        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-Agent)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCC        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-Company)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCI        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-Insured)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCL        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-Lienhlder)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCM        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-Microfilm)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCP        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-PFC)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCCX        PRTF                   IAI - Cancel Confirm/Rewrite Notice (TX-Adtl Ins.)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCIA        PRTF                   IAI - Cancellation Conf-Insured (TX-Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCIC        PRTF                   IAI - Cancellation Conf-Insured (TX-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRCII        PRTF                   IAI - Cancellation Conf-Insured (TX-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCIL        PRTF                   IAI - Cancellation Conf-Insured (TX-Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCIM        PRTF                   IAI - Cancellation Conf-Insured (TX-Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCIP        PRTF                   IAI - Cancellation Conf-Insured (TX-PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCIX        PRTF                   IAI - Cancellation Conf-Insured (TX-Addtl Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNA        PRTF                   IAI - Cancellation Conf-Lender (Agent)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNC        PRTF                   IAI - Cancellation Conf-Lender (Company)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNI        PRTF                   IAI - Cancellation Conf-Lender (Insured)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNL        PRTF                   IAI - Cancellation Conf-Lender (Lienholder)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNM        PRTF                   IAI - Cancellation Conf-Lender (Microfilm)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNP        PRTF                   IAI - Cancellation Conf-Lender (PFC)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCNX        PRTF                   IAI - Cancellation Conf-Lender (Addtl Insured)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDA      PRTF                   IAI - Balance Due Notice (Agent) - CO                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDC      PRTF                   IAI - Balance Due Notice (Company)-CO                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDI      PRTF                   IAI - Balance Due Notice (Insured)-CO                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDL      PRTF                   IAI - Balance Due Notice (Lien)-CO                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDM      PRTF                   IAI - Balance Due Notice (Micro)-CO                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDP      PRTF                   IAI - Balance Due Notice (PFC)-CO                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOBDX      PRTF                   IAI - Balance Due Notice (ADLINS)-CO                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCA      PRTF                   IAI - Colorado Cancellation Conf-Lender (Agent)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCC      PRTF                   IAI - Colorado Cancellation Conf-Lender (Company)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCI      PRTF                   IAI - Colorado Cancellation Conf-Lender (Insured)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCL      PRTF                   IAI - Colorado Cancellation Conf-Lender (Lienhold)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCM      PRTF                   IAI - Colorado Cancellation Conf-Lender (Microflm)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCP      PRTF                   IAI - Colorado Cancellation Conf-Lender (PFC)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCCX      PRTF                   IAI - Colorado Cancellation Conf-Lender (Adtl Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCIA      PRTF                   IAI - Cancellation Conf-Insured (Agent)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCIC      PRTF                   IAI - Cancellation Conf-Insured (Company)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCII      PRTF                   IAI - Cancellation Conf-Insured (Insured)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCIL      PRTF                   Cancellation Conf-Insured (Lienholder)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCIM      PRTF                   Cancellation Conf-Insured (Microfilm)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCIP      PRTF                   Cancellation Conf-Insured (PFC)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCIX      PRTF                   Cancellation Conf-Insured (Addtl Insured)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCNA      PRTF                   Premium Pay/Cancel Notice (Colorado-Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCNC      PRTF                   Premium Pay/Cancel Notice (Colorado-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRCOCNI      PRTF                   Premium Pay/Cancel Notice (Colorado-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCNL      PRTF                   Premium Pay/Cancel Notice (Colorado-Lienhld)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCNM      PRTF                   IAI-  Premium Pay/Cancel Notic (Colorado-Microflm)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCNP      PRTF                   IAI - Premium Pay/Cancel Notice (Colorado-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCNX      PRTF                   IAI-  Premium Pay/Cancel Notice (Colorado-Adl Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXA      PRTF                   IA-Cancel Confirm/Rewrite Notice (Colorado-Agent)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXC      PRTF                   IA-Cancel Confirm/Rewrite Notice(Colorado-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXI      PRTF                   IA-Cancel Confirm/Rewrite Notice(Colorado-Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXL      PRTF                   IA-Cancel Confirm/Rewrite Notice(Colorado-Lien..)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXM      PRTF                   IA-Cancel Confirm/Rewrite Notice(Colorado-Micro..)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXP      PRTF                   IA-Cancel Confirm/Rewrite Notice (Colorado-PFC)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOCXX      PRTF                   IA-Cancel Confirm/Rewrite Notice(Colorado-Adt Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCA      PRTF                   IAI - Decl Credit Card Notice (Agent)-CO             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCC      PRTF                   IAI - Decl Credit Card Notice (CMPNY)-CO             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCI      PRTF                   IAI - Decl Credit Card Notice (INSRD)-CO             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCL      PRTF                   IAI - Decl Credit Card Notice (Lien)-CO              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCM      PRTF                   IAI - Decl Credit Card Notice (Micro)-CO             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCP      PRTF                   IAI - Decl Credit Card Notice (PFC)-CO               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCODCX      PRTF                   IAI - Decl Credit Card Notice (ADLINS)-CO            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNA      PRTF                   IAI - Colorado - Nonrenewal Notice (Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNC      PRTF                   IAI - Colorado - Nonrenewal Notice (Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNI      PRTF                   IAI - Colorado - Nonrenewal Notice (Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNL      PRTF                   IAI - Colorado - Nonrenewal Notice (Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNM      PRTF                   IAI - Colorado - Nonrenewal Notice (Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNP      PRTF                   IAI - Colorado - Nonrenewal Notice (PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONNX      PRTF                   IAI - Colorado - Nonrenewal Notice (Addtl Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOA      PRTF                   IAI - Cancellation Conf-Colorado (Agent)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOC      PRTF                   IAI - Cancellation Conf-Colorado (Company)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOI      PRTF                   IAI - Cancellation Conf-Colorado (Insured)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOL      PRTF                   IAI - Cancellation Conf-Colorado (Lienholder)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOM      PRTF                   IAI - Cancellation Conf-Colorado (Microfilm)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOP      PRTF                   IAI - Cancellation Conf-Colorado (PFC)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONOX      PRTF                   IAI - Cancellation Conf-Colorado (Addtl Insured)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONSA      PRTF                   IAI - Insufficient Funds Notice (Colorado-Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONSC      PRTF                   IAI - Insufficient Funds Notice (Colorado-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRCONSI      PRTF                   IAI - Insufficient Funds Notice (Colorado-Insured    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONSL      PRTF                   IAI - Insufficient Funds Notice (Colorado-Lnhldr)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONSM      PRTF                   IAI - Insufficient Funds Notice (Colorado-Mcrflm)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONSP      PRTF                   IAI - Insufficient Funds Notice (Colorado-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCONSX      PRTF                   IAI - Insufficient Funds Notice (Colorado-Adt Ins    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDA      PRTF                   IAI - Colorado Premium Due/Cancel Notice (Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDC      PRTF                   IAI - Premium Due/Cancel Notice (Company)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDI      PRTF                   IAI - Premium Due/Cancel Notice (Insured)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDL      PRTF                   IAI - Premium Due/Cancel Notice (PFC)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDM      PRTF                   IAI - Premium Due/Cancel Notice (Microflm)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDP      PRTF                   IAI - Premium Due/Cancel Notice (PFC)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCOPDX      PRTF                   IAI - Premium Due/Cancel Notice (Adtl Insd)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRCX2        PRTF                   IA - Cxl within 2 days for non-pay Report            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCA        PRTF                   IAI - Declined Credit Card Notice (Agent)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCC        PRTF                   IAI - Declined Credit Card Notice (Company)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCI        PRTF                   IAI - Declined Credit Card Notice (Insured)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCL        PRTF                   IAI - Declined Credit Card Notice (Lienholder)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCM        PRTF                   IAI - Declined Credit Card Notice (Microfilm)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCP        PRTF                   IAI - Declined Credit Card Notice (PFC)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRDCX        PRTF                   IAI - Declined Credit Card Notice (Addtl Insured     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLA        PRTF                   IAI - Cancellation Notice (Agent)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLC        PRTF                   IAI - Cancellation Notice (Company)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLI        PRTF                   IAI - Cancellation Notice (Insured)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLL        PRTF                   IAI - Cancellation Notice (Lienholder)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLM        PRTF                   IAI - Cancellation Notice (Microfilm)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLP        PRTF                   IAI - Cancellation Notice (PFC)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRFLX        PRTF                   IAI - Cancellation Notice (Addtl Insured)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINBDL      PRTF                   IAI - Balance Due Notice (IN-Lienholder)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINBDM      PRTF                   IAI - Balance Due Notice (IN-Microfilm)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINBDP      PRTF                   IAI - Balance Due Notice (IN-PFC)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINBDX      PRTF                   IAI - Balance Due Notice (IN-Addtl Insured)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINCIA      PRTF                   IAI - Cancellation Conf-Insured (IN-Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINCIC      PRTF                   IAI - Cancellation Conf-Insured (IN-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINCII      PRTF                   IAI - Cancellation Conf-Insured (IN-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINCIL      PRTF                   IAI - Cancellation Conf-Insured (IN-Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRINCIM      PRTF                   IAI - Cancellation Conf-Insured (IN-Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINCIP      PRTF                   IAI - Cancellation Conf-Insured (IN-PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINCIX      PRTF                   IAI - Cancellation Conf-Insured (IN-Addtl Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCA      PRTF                   IAI - Declined Credit Card Notice (IN-Agent)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCC      PRTF                   IAI - Declined Credit Card Notice (IN-Company)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCI      PRTF                   IAI - Declined Credit Card Notice (IN-Insured)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCL      PRTF                   IAI - Declined Credit Card Notice (IN-Lienholder)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCM      PRTF                   IAI - Declined Credit Card Notice (IN-Microfilm)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCP      PRTF                   IAI - Declined Credit Card Notice (IN-PFC)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINDCX      PRTF                   IAI-Declined Credit Card Notice(IN-Addtl Insured)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLA      PRTF                   IAI - Cancellation Notice (IN-Agent)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLC      PRTF                   IAI - Cancellation Notice (IN-Company)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLI      PRTF                   IAI - Cancellation Notice (IN_Insured)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLL      PRTF                   IAI - Cancellation Notice (IN-Lienholder)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLM      PRTF                   IAI - Cancellation Notice (IN-Microfilm)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLP      PRTF                   IAI - Cancellation Notice (IN-PFC)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINFLX      PRTF                   IAI - Cancellation Notice (IN-Addtl Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNIA      PRTF                   IAI - Insufficient Funds Notice (IN-Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNIC      PRTF                   IAI - Insufficient Funds Notice (IN-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNII      PRTF                   IAI - Insufficient Funds Notice (IN-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNIL      PRTF                   IAI - Insufficient Funds Notice (IN-Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNIM      PRTF                   IAI - Insufficient Funds Notice (IN-Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNIP      PRTF                   IAI - Insufficient Funds Notice (IN-PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNIX      PRTF                   IAI - Insufficient Funds Notice (IN-Addtl Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOA      PRTF                   IAI - Nonrenewal Notice (IN-Agent)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOC      PRTF                   IAI - Nonrenewal Notice (IN_Company)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOI      PRTF                   IAI - Nonrenewal Notice (IN-Insured)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOL      PRTF                   IAI - Nonrenewal Notice (IN-Lienholder)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOM      PRTF                   IAI - Nonrenewal Notice (IN-Microfilm)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOP      PRTF                   IAI - Nonrenewal Notice (IN-PFC)                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINNOX      PRTF                   IAI - Nonrenewal Notice (IN-Addtl Insured)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPCA      PRTF                   IAI - D742Premium Pay/Cancel Notice (IN-Combo-Agent) Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPCC      PRTF                   IAI - Premium Pay/Cancel Notice (IN-Combo-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPCI      PRTF                   IAI - Premium Pay/Cancel Notice (IN-Combo-Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPCL      PRTF                   IAI - Premium Pay/Cancel Notice (IN-Combo-Lnhlder)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRINPCM      PRTF                   IAI - Premium Pay/Cancel Notice (IN-Combo-Mcroflm)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPCP      PRTF                   IAI - Premium Pay/Cancel Notice (IN-Combo-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPCX      PRTF                   IAI - Premium Pay/Cancel Notice (IN-Combo-Adl Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDA      PRTF                   IAI - Premium Due/Cancel Notice (IN-Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDC      PRTF                   IAI - Premium Due/Cancel Notice (IN-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDI      PRTF                   IAI - Premium Due/Cancel Notice (IN-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDL      PRTF                   IAI - Premium Due/Cancel Notice (IN-Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDM      PRTF                   IAI - Premium Due/Cancel Notice (IN-Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDP      PRTF                   IAI - Premium Due/Cancel Notice (IN-PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRINPDX      PRTF                   IAI - Premium Due/Cancel Notice (IN-Addtl Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTA        PRTF                   IA - Automated Letters - Agent                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTC        PRTF                   IA - Automated Letters - Company                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTI        PRTF                   IA - Automated Letters - Insured                     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTL        PRTF                   IA - Automated Letters - Lender                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTM        PRTF                   IA - Automated Letters - Microfilm                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTP        PRTF                   IA - Automated Letters - Premium Financial           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRLTX        PRTF                   IA - Automated Letters - Additional Insured          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNIA        PRTF                   IAI - Insufficient Funds Notice (TX-Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNIC        PRTF                   IAI - Insufficient Funds Notice (TX-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNII        PRTF                   IAI - Insufficient Funds Notice (TX-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNIL        PRTF                   IAI - Insufficient Funds Notice (TX-Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNIM        PRTF                   IAI - Insufficient Funds Notice (TX-Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNIP        PRTF                   IAI - Insufficient Funds Notice (TX-PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNIX        PRTF                   IAI - Insufficient Funds Notice (TX-Addtl Insure     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDA      PRTF                   IAI Balance Due Notice (NM - Agent)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDC      PRTF                   IAI Balance Due Notice (NM - Company)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDI      PRTF                   IAI Balance Due Notice (NM - Insured)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDL      PRTF                   IAI Balance Due Notice (NM - Lienholder)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDM      PRTF                   IAI Balance Due Notice (NM - Microfilm)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDP      PRTF                   IAI Balance Due Notice (NM - PFC)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMBDX      PRTF                   IAI Balance Due Notice (NM - Addtl Insured)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCCA      PRTF                   IAI Cancel Confirm/'Rewrite Notice (Agent)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCCC      PRTF                   IAI Cancel Confirm/'Rewrite Notice (Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCCI      PRTF                   IAI Cancel Confirm/'Rewrite Notice (Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCCL      PRTF                   IAI Cancel Confirm/'Rewrite Notice (TX- Lienholder)  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRNMCCM      PRTF                   IAI Cancel Confirm/'Rewrite Notice (TX-Microfilm)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCCP      PRTF                   IAI Cancel Confirm/'Rewrite Notice (TX - PFC)        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCCX      PRTF                   IAI Cancel Confirm/'Rewrite Notice (TX - Adtl Ins.)  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCIA      PRTF                   IAI Cancel Confirm/'Rewrite Notice (TX - Agent)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCIC      PRTF                   IAI - Cancellation Conf-Insured (TX-Company)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCII      PRTF                   IAI - Cancellation Conf-Insured (TX-Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCIL      PRTF                   IAI - Cancellation Conf-Insured (TX-Lienholder)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCIM      PRTF                   IAI - Cancellation Conf-Insured (TX-Microfilm)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCIP      PRTF                   IAI - Cancellation Conf-Insured (TX-PFC)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCIX      PRTF                   IAI - Cancellation Conf-Insured (TX-Addtl Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNA      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNC      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNI      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNL      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-Lienhld)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNM      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-Mcrflm)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNP      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMCNX      PRTF                   IAI - Premium Pay/Cancel Notice (New Mxco-Adl Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCA      PRTF                   IAI - Declined Credit Card Notice (Agent) (NM)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCC      PRTF                   IAI - Declined Credit Card Notice (Company) (NM)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCI      PRTF                   IAI - Declined Credit Card Notice (Insured) (NM)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCL      PRTF                   IAI - Declined Credit Card Notice (Lienholder)(NM)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCM      PRTF                   IAI - Declined Credit Card Notice (Microfilm)(NM)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCP      PRTF                   IAI - Declined Credit Card Notice (PFC)    (NM)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMDCX      PRTF                   IAI -Declined Credit Card Notice (Addtl Insured) NM  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLA      PRTF                   IAI - Cancellation Notice (NM - Agent)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLC      PRTF                   IAI - Cancellation Notice (NM - Company)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLI      PRTF                   IAI - Cancellation Notice (NM - Insured)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLL      PRTF                   IAI - Cancellation Notice (NM - Lienholder)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLM      PRTF                   IAI - Cancellation Notice (NM - Microfilm)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLP      PRTF                   IAI - Cancellation Notice (NM - PFC)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMFLX      PRTF                   IAI - Cancellation Notice (NM - Addtl Insured)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNNA      PRTF                   IAI - Nonrenewal Notice (NM - Agent)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNNC      PRTF                   IAI - Nonrenewal Notice (NM - Company)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNNI      PRTF                   IAI - Nonrenewal Notice (NM - Insured)               Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNNL      PRTF                   IAI - Nonrenewal Notice (NM - Lienholder)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRNMNNM      PRTF                   IAI - Nonrenewal Notice (NM - Microfilm)             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNNP      PRTF                   IAI - Nonrenewal Notice (NM - PFC)                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNNX      PRTF                   IAI - Nonrenewal Notice (NM - Addtl Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSA      PRTF                   IAI - Insufficient Funds Notice (New Mxco-Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSC      PRTF                   IAI - Insufficient Funds Notice (New Mxco-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSI      PRTF                   IAI - Insufficient Funds Notice (New Mxco-Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSL      PRTF                   IAI - Insufficient Funds Notice (New Mxco-Lnhldr)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSM      PRTF                   IAI - Insufficient Funds Notice (New Mxco-Mcrflm)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSP      PRTF                   IAI - Insufficient Funds Notice (New Mxco-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMNSX      PRTF                   IAI - Insufficient Funds Notice (New Mxco-Adt Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCA      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCC      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-Company)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCI      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-Insured)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCL      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-Lnhlder)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCM      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-Mcroflm)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCP      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPCX      PRTF                   IAI - Premium Pay/Cancel Notice (NM-Combo-Adl Ins)   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDA      PRTF                   IAI - Premium Due/Cancel Notice (NM - Agent)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDC      PRTF                   IAI - Premium Due/Cancel Notice (NM - Company)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDI      PRTF                   IAI - Premium Due/Cancel Notice (NM - Insured)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDL      PRTF                   IAI - Premium Due/Cancel Notice (NM - Lienholder)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDM      PRTF                   IAI - Premium Due/Cancel Notice (NM - Microfilm)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDP      PRTF                   IAI - Premium Due/Cancel Notice (NM - PFC)           Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNMPDX      PRTF                   IAI - Premium Due/Cancel Notice(NM-Addtl Insured)    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOA        PRTF                   IAI - Nonrenewal Notice (Agent)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOC        PRTF                   IAI - Nonrenewal Notice (Company)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOI        PRTF                   IAI - Nonrenewal Notice (Insured)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOL        PRTF                   IAI - Nonrenewal Notice (Lienholder)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOM        PRTF                   IAI - Nonrenewal Notice (Microfilm)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOP        PRTF                   IAI - Nonrenewal Notice (PFC)                        Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRNOX        PRTF                   IAI - Nonrenewal Notice (Addtl Insured)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPCA        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Agent)     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPCC        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Compan     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPCI        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Insure     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPCL        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Lnhlde     Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FRPCM        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Mcrof      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPCP        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-PFC)       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPCX        PRTF                   IAI - Premium Pay/Cancel Notice (TX-Combo-Adl I      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDA        PRTF                   IAI - Premium Due/Cancel Notice (Agent)              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDC        PRTF                   IAI - Premium Due/Cancel Notice (Company)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDI        PRTF                   IAI - Premium Due/Cancel Notice (Insured)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDL        PRTF                   IAI - Premium Due/Cancel Notice (Lienholder)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDM        PRTF                   IAI - Premium Due/Cancel Notice (Microfilm)          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDP        PRTF                   IAI - Premium Due/Cancel Notice (PFC)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRPDX        PRTF                   IAI - Premium Due/Cancel Notice (Addtl Insured)      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNA        PRTF                   Notice of Reinstatement (Agent)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNC        PRTF                   Notice of Reinstatement (Company)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNI        PRTF                   Notice of Reinstatement (Insured)                    Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNL        PRTF                   Notice of Reinstatement (Lienholder)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNM        PRTF                   Notice of Reinstatement (Microfilm)                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNP        PRTF                   Notice of Reinstatement (Premium Finance)            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99FRRNX        PRTF                   Notice of Reinstatement (Additional Insured)         Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCATC        CLP                    CLP - Generic Policy Attachments - No Data fmt       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZBDN      CLP                    Balance Due Notice (AZ)                              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZCBN      CLP                    Premium Pay/Cancel Notice (AZ)                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZCIR      CLP                    Cancel Conf-Ins Req (AZ)                             Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZCXR      CLP                    Cancel Conf/Rewrite Offer (AZ)                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZDCC      CLP                    Declined Credit Card Notice (Arizona)                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZNOC      CLP                    Cancellation Confirmation (AZ) Lender                Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZNON      CLP                    Notice of Non Renewal (Arizona)                      Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCAZNSF      CLP                    Cancel notice NSF AZ                                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCBDN        CLP                    Balance Due Notice                                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCCN        CLP                    Cancellation Confirmation                            Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCIR        CLP                    Cancellation Confirmation - Insured                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCNL        CLP                    Cancellation Confirmation - Lender                   Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCOBDN      CLP                    Balance Due Notice (CO)                              Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCOCBN      CLP                    Premium Pay/Cancel Notice (Colorado)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCOCIR      CLP                    Cancellation Confirmation - Insured                  Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCOCNL      CLP                    Colorado Cancellation Confirmation - Lender          Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I99PCCOCXR      CLP                    Cancellation Confirmation (Colorado)                 Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99PCCODCC      CLP                    Declined Credit Card Notice-CO                       Policy Administration; Forms
------------------------------------------------------------------------------------------------------------------------
I40DL510        DSPF                   Auto System Rating Summary                           Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DL511        DSPF                   Auto System Rating Detail                            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DL511W       DSPF                   DSPF - IAI Fees                                      Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR401A       RPGLE                  DB Relationship Driver - Base Rate                   Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR411        RPGLE                  DB Relationship Driver - Driver Class Factor         Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR411A       RPGLE                  DB Relationship Driver - Driver Class Factor         Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR421A       RPGLE                  DB Relationship Driver - Territory Factor            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR431A       RPGLE                  DBR Driver - Vehicle Symbol/Age Factor               Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR441A       RPGLE                  IAI Disc/Sur Driver - MTW/VA Factor                  Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40DR451A       RPGLE                  DBR Driver - Driver Points Factor                    Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40FD102        RPGLE                  IAI Fee Driver Program                               Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40II021        RPGLE                  Input Module - IAI Highest Rated Operators           Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40II161        RPGLE                  Input Module - IAI Algorithm Control File            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40II162        RPGLE                  Input Module - IAI Algorithm Control File            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40II511        RPGLE                  Input Module - Rating Detail                         Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40II511W       RPGLE                  Input Module - Fee Records                           Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40IO021        RPGLE                  I/O module - Operator File                           Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40IO081        RPGLE                  I/O module - Vehicle File                            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40IO500A       RPGLE                  DB File I/O module - For B40FP500 file               Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40IO511        RPGLE                  I/O Module - Rating Detail File                      Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40IO512        RPGLE                  I/O Module - Rating Detail File                      Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40LK500        RPGLE                  Auto Rating Function Key Fomatter - List Panel       Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40LK510        RPGLE                  Auto Rating Function Key Fomatter - List Panel       Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40LK511W       RPGLE                  Window function key formatter - Fees                 Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40PL510        RPGLE                  System Rating Summary - List Panel                   Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40PL511        RPGLE                  System Rating Detail - List Panel                    Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40PL511W       RPGLE                  Panel Window - Fees                                  Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40RD500        RPGLE                  IAI Highest to Highest Rating Driver                 Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40RD510        RPGLE                  IAI Rating Algorithm Driver                          Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99DL102W       DSPF                   Template DDS for List Panel windows                  Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99DR073        RPGLE                  Database relationship driver - I/O Module            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99DR080        RPGLE                  Database relationship driver - I/O Module            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99II073        RPGLE                  Input Module - Coverages, Omit PD Records            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99II073A       RPGLE                  Inp Mod - Cov - Omit PD,PI,PS,DL Recs - Screen       Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99II081        RPGLE                  Input Module - IAI Highest Rated Vehicles            Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99II081A       RPGLE                  Input Module - IAI Rating Algorithm Vehicles         Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99IO102        RPGLE                  I/O Module - Fee Transaction File                    Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99LK102W       RPGLE                  Window List Panel function key formatter             Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I99PL102W       RPGLE                  List Panel Window template                           Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
ICFDR271A       RPGLE                  DBR Driver - Coverage Deductible                     Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
ICFDR421A       RPGLE                  DBR Driver - Coverage Limit                          Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
ICFDR443A       RPGLE                  IAI Disc/Sur Driver - Factor                         Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
ICFDR451A       RPGLE                  DBR Driver - Term Factor                             Policy Administration; Rating
------------------------------------------------------------------------------------------------------------------------
I40XIRTE        RPGLE                  Auto-External rating interface                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XL020        RPGLE                  Auto-External Operator list                          Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XL030        RPGLE                  Auto-External Violations List                        Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XL180        RPGLE                  Auto-Violations Description List                     Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XL300        RPGLE                  Auto-External Filing Fee List                        Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XS000        PF                     Auto-External Auto system master (Questions)         Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XS020        PF                     Auto-External operator panel                         Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XS030        PF                     Auto-External Violations panel                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XS180        PF                     Auto-External Violations description list            Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XS300        PF                     Auto-External Filing fee panel                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XSRTE        PF                     Auto-External Rating                                 Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XU000        RPGLE                  External Interface-Questions Record Level Update     Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XU020        RPGLE                  External interface-Record level update               Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XU030        RPGLE                  External interface-Violations Record level update    Web Rater
------------------------------------------------------------------------------------------------------------------------
I40XU300        RPGLE                  External interface-Filing fees Record level update   Web Rater
------------------------------------------------------------------------------------------------------------------------
I98PB100DL      RPGLE                  Pending Cash file download                           Web Rater
------------------------------------------------------------------------------------------------------------------------
I98PB130DL      RPGLE                  Credit Card/ACH File Download                        Web Rater
------------------------------------------------------------------------------------------------------------------------
I98PB200DL      RPGLE                  Pending Cash DETAIL FILE DOWNLOAD                    Web Rater
------------------------------------------------------------------------------------------------------------------------
I98XICRD        RPGLE                  Generate new quote or copy exisiting quto next seq   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99ED010C1      RPGLE                  Code 1 edit for B99FP010 client file                 Web Rater
------------------------------------------------------------------------------------------------------------------------
I99ED020C1      RPGLE                  Code 1 edit for B99FP020 Garaging address            Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FL010        LF                     I99FP010 - Client No,RCDST,INSFR,EMPST,IMPAR,YRCUR   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FL040        LF                     I99FP040 - Co,Br,Prdct,Slob,Pol# (4-part),rcd sts    Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FL042        LF                     I99FP040 - Full Policy No (4-part)                   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FL04W        LF                     I99FP040 - Web User,Co,Br,Prdct,Slob,Pol# (4-part)   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FL080        LF                     I99FP080 - Policy Number, Item Number, Sts = '  'U   Web Rater
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ---------------------

I99FL081        LF                     I99FP080 - Comp/Branch/Policy Number/Item Number     Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FL082        LF                     I99FP080 - Comp/Branch/prod/slob                     Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FP010        PF                     Client File- Extention of B99FP010                   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FP040        PF                     Policy Register File- Extention of B99FP040          Web Rater
------------------------------------------------------------------------------------------------------------------------
I99FP080        PF                     System Item File Extention of B40FP080               Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB010DL      RPGLE                  Client file Download                                 Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB010DM      RPGLE                  Client Extention file Download                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB020DL      RPGLE                  Property File Download                               Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB030DL      RPGLE                  Additionai Insured file download                     Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB040DL      RPGLE                  Policy register file Download                        Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB040DM      RPGLE                  Policy register extension file Download              Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB070DL      RPGLE                  Coverage file download                               Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB080DL      RPGLE                  Vehicle Item file download                           Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB100DL      RPGLE                  Policy Fees file download                            Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB130DL      RPGLE                  LEINHOLDER FILE DOWNLOAD                             Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PB750DL      RPGLE                  Question file download                               Web Rater
------------------------------------------------------------------------------------------------------------------------
I99PCINZIA      CLP                    IAI-Instant auto Web rater initialization            Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XIPCK        RPGLE                  Global-Load Coverage package defaults                Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XL030        RPGLE                  Auto-External Additional Insured List                Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XL040        RPGLE                  Auto-External Policy Register List                   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XL070        RPGLE                  Auto-External Coverage List                          Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XL080        RPGLE                  Auto-External Vehicle List                           Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XL140        RPGLE                  Auto-External Lien Holder List                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XL260        RPGLE                  Auto-External Discounts List                         Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS010        PF                     Global-External Client panel                         Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS020        PF                     Global-External Garaging address                     Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS030        PF                     Global-External Additional Insured panel             Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS040        PF                     Global-External Policy Register                      Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS070        PF                     Global-External Coverage panel                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS080        PF                     Auto-External vehicle panel                          Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS140        PF                     Global External Lienholder                           Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XS260        PF                     Global-External Discount panel                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XSDLD        PF                     Global-Policy download structure for data que        Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XSPCK        PF                     Global External coverage package load                Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XSPOL        PF                     Global-External Generate Policy                      Web Rater
------------------------------------------------------------------------------------------------------------------------


Name            Type          Size     Description                                          Project
------------    ----------    ----     -------------------------------------------------    ----------------------------

I99XSQTE        PF                     Global-External Generate Quote                       Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU010        RPGLE                  Global-External client record level update           Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU020        RPGLE                  External Interface-Garaging Address Record LvlUpd    Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU030        RPGLE                  External Interface-Additional Insured Record LvlUp   Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU040        RPGLE                  External Interface-Policy Reg. Record LvlUpd         Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU070        RPGLE                  External Interface-Coverage Record Level Update      Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU080        RPGLE                  External Interface-Violations Record level update    Web Rater
------------------------------------------------------------------------------------------------------------------------
I99XU140        RPGLE                  External interface-Lien holder                       Web Rater
------------------------------------------------------------------------------------------------------------------------
ICDPB000        RPGLE                  IAI - Get Next Availible Quote Number                Web Rater
------------------------------------------------------------------------------------------------------------------------
ICDPB010        RPGLE                  IAI - Get Next Availible Policy Number               Web Rater
------------------------------------------------------------------------------------------------------------------------
ICDXL400        RPGLE                  Auto-Marital status                                  Web Rater
------------------------------------------------------------------------------------------------------------------------
ICDXL410        RPGLE                  Auto-Employment Status                               Web Rater
------------------------------------------------------------------------------------------------------------------------
ICDXL420        RPGLE                  Auto-Phone Type                                      Web Rater
------------------------------------------------------------------------------------------------------------------------
ICDXL460        RPGLE                  Credit Card Type                                     Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL010        RPGLE                  Global-State code list                               Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL110        RPGLE                  Coverage Descriptions List                           Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL120        RPGLE                  Coverage Deductibles List                            Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL140        RPGLE                  Coverage Limits List                                 Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL560        RPGLE                  Coverage Package List                                Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL600        RPGLE                  Auto-Occupation Description List                     Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL610        RPGLE                  Auto-Relationship List                               Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL620        RPGLE                  Auto-License Status List                             Web Rater
------------------------------------------------------------------------------------------------------------------------
ICFXL830        RPGLE                  Auto-Prior Insurance List                            Web Rater
------------------------------------------------------------------------------------------------------------------------
ISCXI110        RPGLE                  External Interface-Security update                   Web Rater
------------------------------------------------------------------------------------------------------------------------
I40PB000DL      RPGLE                  Bas Master file download                             Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I40PB020DL      RPGLE                  operator file download                               Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I40PB030DL      RPGLE                  Policy Violations file download                      Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I40PB300DL      RPGLE                  policy filling fee download                          Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I40PB310DL      RPGLE                  pre existing damage file download                    Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I40PB500DL      RPGLE                  Vehile file download                                 Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I99PB140DL      RPGLE                  Lienholder file download                             Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I99PB150DL      RPGLE                  Policy cross reference down                          Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I99PB260DL      RPGLE                  Discount file download                               Web Rater; Download
------------------------------------------------------------------------------------------------------------------------
I99PBDLQ        RPGLE                  IA_ Send Policy to dataque                           Web Rater; Download
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  EXHIBIT "B"
                            CONFIDENTIAL INFORMATION
-------------------------------------------------------------------------------

                                 HARDCOPY ITEMS

-------------------------------------------------------------------------------------------------------------
                   DOCUMENT                                DESCRIPTION                 NUMBER OF COPIES
-------------------------------------------------------------------------------------------------------------

Colorado forms proof changes; Dated 9/14/00     From Kathy Biggs                               1
-------------------------------------------------------------------------------------------------------------
Colorado Motorists Insurance Information        Letter and regulatory                          1
Database (MIIDB)                                information for the state of
                                                Colorado
-------------------------------------------------------------------------------------------------------------
DT37511 Instant Rater                           Project Definition and Business                3
                                                Requirements
-------------------------------------------------------------------------------------------------------------
DT37512 Flex Billing                            Business Requirements                          2
-------------------------------------------------------------------------------------------------------------
DT37515 Texas Rollout                           Business Requirements                          3
-------------------------------------------------------------------------------------------------------------
DT37516 Colorado Rollout                        Business Requirements                          3
-------------------------------------------------------------------------------------------------------------
DT37517 Arizona Rollout                         Business Requirements                          4
-------------------------------------------------------------------------------------------------------------
DT37518 New Mexico Rollout                      Business Requirements                          4
-------------------------------------------------------------------------------------------------------------
DT37519 Indiana Rollout                         Business Requirements                          4
-------------------------------------------------------------------------------------------------------------
DT37547 Tiered Rating                           Project Definition and Business                1
                                                Requirements
-------------------------------------------------------------------------------------------------------------
Faxed copy of Colorado Application and          From Lisa Burdine, sample of                   1
registration; Dated 5/19/00                     incoming documents to be imaged
-------------------------------------------------------------------------------------------------------------
Faxed copy of Colorado Dec Pages; Dated         From Lisa Burdine                              1
8/28/00
-------------------------------------------------------------------------------------------------------------
Faxed copy of Texas Application; Dated 2/7/00   From Derik Pomaville                           1
-------------------------------------------------------------------------------------------------------------
Implementation change requests                  Folder of signed change requests               1
                                                from the project
-------------------------------------------------------------------------------------------------------------
Indiana forms portfolio changes; Dated 9/14/00  From Kathy Biggs                               1
-------------------------------------------------------------------------------------------------------------
New Mexico forms proof changes; dated 9/20/00   From Kathy Biggs                               1
-------------------------------------------------------------------------------------------------------------
Program Guide Arizona                           Underwriting Manual, Forms, and                4
                                                Rates
-------------------------------------------------------------------------------------------------------------
Program Guide Colorado                          Underwriting Manual, Forms, and                4
                                                Rates
-------------------------------------------------------------------------------------------------------------
Program Guide Indiana                           Underwriting Manual, Forms, and                3
                                                Rates
-------------------------------------------------------------------------------------------------------------
Program Guide New Mexico                        Underwriting Manual, Forms, and                4
                                                Rates
-------------------------------------------------------------------------------------------------------------
Program Guide Texas                             Underwriting Manual, Forms, and                3
                                                Rates
-------------------------------------------------------------------------------------------------------------
The eCoverage Report                            Document produced by Instant Auto              2
-------------------------------------------------------------------------------------------------------------

                             ELECTRONIC COPY ITEMS


-------------------------------------------------------------------------------------------------------------
                   DOCUMENT                                DESCRIPTION                        TYPE
-------------------------------------------------------------------------------------------------------------

ACE Updated.xls                                       Ace locations provided by IA        Excel Document
-------------------------------------------------------------------------------------------------------------
Appd G TX Rules.doc                                   Tiered rate underwriting rules      Word Document
                                                      changes
-------------------------------------------------------------------------------------------------------------
Appd H CO Rules.doc                                   Tiered rate underwriting rules      Word Document
                                                      changes
-------------------------------------------------------------------------------------------------------------
Appd I AZ Rules.doc                                   Tiered rate underwriting rules      Word Document
                                                      changes
-------------------------------------------------------------------------------------------------------------
Appd J NM Rules.doc                                   Tiered rate underwriting rules      Word Document
                                                      changes
-------------------------------------------------------------------------------------------------------------
Appd J NM Rules.doc                                   Tiered rate underwriting rules      Word Document
                                                      changes
-------------------------------------------------------------------------------------------------------------
Arizona DBR V1.0.doc                                  DBR Created by IMS                  Word Document
-------------------------------------------------------------------------------------------------------------
Arizona Knockouts 041800.txt                          Policy rejection information        Text File
-------------------------------------------------------------------------------------------------------------
Arizona Market Code 5-25-00.xls                       Market Codes                        Excel Document
-------------------------------------------------------------------------------------------------------------
AZ reporting.pdf                                      State of Arizona reporting          Acrobat Reader
                                                      requirements                        File
-------------------------------------------------------------------------------------------------------------
AZ Timely Payments.doc and AZ Timely                  Summary of Arizona state            Word Document
Payments V2.doc                                       laws in Word Documents regard
                                                      to policy payments
-------------------------------------------------------------------------------------------------------------
AZ_IAI Rating Tiered.xls                              Tiered rate tables                  Excel Document
-------------------------------------------------------------------------------------------------------------
Az_IAI(oldRates).xls                                  Arizona non-tiered rates            Excel Document
-------------------------------------------------------------------------------------------------------------
CO Coverage Table Clare.doc                           Colorado coverage codes and cause   Word Document
                                                      of loss codes
-------------------------------------------------------------------------------------------------------------
CO Forms Mapping v4.0.xls                             Field mapping from Zyquest          Word Document
-------------------------------------------------------------------------------------------------------------
CO_IAI Rating Tiered.xls                              Tiered rate tables                  Excel Document
-------------------------------------------------------------------------------------------------------------
Co_IAI(oldRates).xls                                  Colorado non-tiered rates           Excel Document
-------------------------------------------------------------------------------------------------------------
Colorado Knockouts 041800.txt                         Policy rejection information        Text File
-------------------------------------------------------------------------------------------------------------
colorado market code 5-25-00.xls                      Market Codes                        Excel Document
-------------------------------------------------------------------------------------------------------------
Combined ROC V2.xls                                   Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                   DOCUMENT                                DESCRIPTION                       TYPE
-------------------------------------------------------------------------------------------------------------

Current SQLStatements.txt                             SQL statements from Zyquest         Text Document
-------------------------------------------------------------------------------------------------------------
Customer Service Call Codes.xls                       Codes for incoming and outgoing     Word Document
                                                      phone calls and outcomes
-------------------------------------------------------------------------------------------------------------
CWRater2000_IMSG.xls                                  Excel rating engine                 Excel Document
-------------------------------------------------------------------------------------------------------------
Data Fields Setup - Tx 113098.xls                     Instant Rater field mapping and     Excel Document
                                                      rules
-------------------------------------------------------------------------------------------------------------
Dec Changes - Time918.zip                             Tiered program changes              Winzip file
-------------------------------------------------------------------------------------------------------------
Detailed Business Requirements V1.0 - Instant         DBR developed by IMS                Word Document
Rater.doc
-------------------------------------------------------------------------------------------------------------
Detailed Business Requirements V1.0 - POS.doc         DBR developed by IMS                Word Document
-------------------------------------------------------------------------------------------------------------
Detailed Business Requirements V1.0- Global           DBR developed by IMS                Word Document
Enhancements.doc
-------------------------------------------------------------------------------------------------------------
Detailed Business Requirements V1.0- Texas.doc        DBR created by IMS                  Word Document
-------------------------------------------------------------------------------------------------------------
Detailed Business Requirements V1.1 - Colorado.doc    DBR created by IMS                  Word Document
-------------------------------------------------------------------------------------------------------------
driver averaging.xls, driver averaging v2.xls,        Driver averaging rules              Excel Documents
driver averaging v3.xls
-------------------------------------------------------------------------------------------------------------
DT37514 Detailed Business Requirements V1.0 -         DBR developed by IMS                Word Document
Transition.doc
-------------------------------------------------------------------------------------------------------------
DT37514 Project Definition V1.0 - IAI Transistion.doc Project Definition
developed by IMS Word Document
-------------------------------------------------------------------------------------------------------------
Endorsements v1.0.vsd                                 Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
Equity Billing Training.ppt                           Equity billing presentation         Power Point
-------------------------------------------------------------------------------------------------------------
Presentation
Extract.dot                                           Amis extract layouts                Word Document
-------------------------------------------------------------------------------------------------------------
filing memo-forms 08 00.doc                           Filing memo for forms               Word Document
-------------------------------------------------------------------------------------------------------------
Form Changes Rev 1.3.doc, Tier Form Changes Rev       List of required form changes for   Word Documents
12.doc                                                tiered rating
-------------------------------------------------------------------------------------------------------------
Forms.TIF                                             Forms image file                    TIF file
-------------------------------------------------------------------------------------------------------------
IAI Cash Flow - Current.vsd                           Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
IAI Cash Flow - Proposed.vsd                          Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
IAI Coverage Code Final version033100.xls             Coverage Codes, Cause of Loss Codes Excel Document
-------------------------------------------------------------------------------------------------------------
IAI dot com overview.doc                              High level web site overview        Word Document
-------------------------------------------------------------------------------------------------------------
IAI GP Flow v3.1 6-22-00                              Get a policy flowchart              Visio Document
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                   DOCUMENT                                DESCRIPTION                        TYPE
-------------------------------------------------------------------------------------------------------------

IAI Point Surcharge Business Rules.doc                MVR surcharge business roles        Word Document
-------------------------------------------------------------------------------------------------------------
IAI POS Network Architecture.vsd                      Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
IAI POS Proposed Data Flow.vsd                        Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
IAI-2000525-02 wo pricing.doc                         Agreement with Zyquest              Word Document
-------------------------------------------------------------------------------------------------------------
IMS IVR Script V1.0.doc                               Script verbiage for IVR             Word Document
-------------------------------------------------------------------------------------------------------------
IMS IVR Workflow V1.0.vsd                             Workflow for IVR                    Visio Document
-------------------------------------------------------------------------------------------------------------
IMSG Letters Tiered Version 3.doc                     Tiered underwriting letters         Word Document
-------------------------------------------------------------------------------------------------------------
IMSG Sample Hierarchy Reports.xls and IMSG Sample     Sample reports for requirements     Excel Document
Hierarchy Reports V2.xls
-------------------------------------------------------------------------------------------------------------
IMSG Underwriting Letters 041700.doc                  Underwriting letters for            Word Document
                                                      requirements
-------------------------------------------------------------------------------------------------------------
IN_IAI Rating Tiered.xls                              Tiered rate tables                  Excel Document
-------------------------------------------------------------------------------------------------------------
Indiana Knockouts 041800.txt                          Policy rejection information        Text File
-------------------------------------------------------------------------------------------------------------
instant rater presentation ARIZONA 0825.doc           Screen verbiage                     Word Document
-------------------------------------------------------------------------------------------------------------
instant rater presentation COLORADO 0825.doc          Screen verbiage                     Word Document
-------------------------------------------------------------------------------------------------------------
instant rater presentation INDIANA0825.doc            Screen verbiage                     Word Document
-------------------------------------------------------------------------------------------------------------
instant rater presentation NEW MEXICO 0825.doc        Screen verbiage                     Word Document
-------------------------------------------------------------------------------------------------------------
instant rater presentation TEXAS working.doc          Screen verbiage                     Word Document
-------------------------------------------------------------------------------------------------------------
Instant rater Site map 1.02.vsd                       Screen flow                         Visio Document
-------------------------------------------------------------------------------------------------------------
instant rater version 1.08.vsd                        Screen mockups                      Visio Document
-------------------------------------------------------------------------------------------------------------
INSTANT REAL ROC AND EXH'S.xls                        Rate order calculation              Excel Document
-------------------------------------------------------------------------------------------------------------
Instantauto dotcom Project Definition.doc             Document developed by IA            Word Document
-------------------------------------------------------------------------------------------------------------
InstantRaterScreensWorking.vsd                        Screen mockups                      Visio Document
-------------------------------------------------------------------------------------------------------------
Interoffice Communication Bank Recon's.doc            Memo from Arthur Anderson           Word Document
-------------------------------------------------------------------------------------------------------------
ISOTable.doc                                          ISO Symbols Document provided by IA Word Document
-------------------------------------------------------------------------------------------------------------
LEINHOLDERS.xls                                       IA Leinholder List                  Excel Document
-------------------------------------------------------------------------------------------------------------
Logo Files                                            Company Logo's                      Bitmap, Tif
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                   DOCUMENT                                DESCRIPTION                        TYPE
-------------------------------------------------------------------------------------------------------------

Mapping.doc                                           Amis data warehouse mapping         Word Document
                                                      document
-------------------------------------------------------------------------------------------------------------
Millers Name Chg Notice 05 99.doc                     Copy of notice to policyholders of  Word Document
                                                      carrier change
-------------------------------------------------------------------------------------------------------------
Multiple form copies in Word Format (AZA              Received from Zyques                Word Documents
- MA 01 50 04 99.page1.doc through TXI -
IA 54222 07 99.doc)
-------------------------------------------------------------------------------------------------------------
Multiple Forms documents for all states               Forms                               Word Documents
-------------------------------------------------------------------------------------------------------------
Multiple tiered rating state filing information       Filings                             Excel and Word
                                                                                          Documents
-------------------------------------------------------------------------------------------------------------
New Business v1.0.vsd                                 Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
New Mexico DBR V1.0 .doc                              DBR created by IMS                  Word Document
-------------------------------------------------------------------------------------------------------------
New Mexico Market Code 5-25-00.xls                    Market Codes                        Excel Document
-------------------------------------------------------------------------------------------------------------
NM_IAI Rating Tiered.xls                              Tiered rate tables                  Excel Document
-------------------------------------------------------------------------------------------------------------
NM_IAI(oldRates).xls                                  Non-tiered rates for New Mexico     Excel Document
-------------------------------------------------------------------------------------------------------------
Numerous Equity Billing Options Files                 Payment option examples             Excel Documents
-------------------------------------------------------------------------------------------------------------
Numerous Equity Billing Testing Matrices              Test Matrices 1-4a                  Excel Documents
-------------------------------------------------------------------------------------------------------------
Numerous versions of Equity Billing Guides            Equity billing explanation and      Word Document
                                                      procedures
-------------------------------------------------------------------------------------------------------------
Numerous web rater HTML                               Html files for screen samples       HTML
-------------------------------------------------------------------------------------------------------------
Objection Overcomers Final.doc                        Requirements detail provided by IA  Word Document
-------------------------------------------------------------------------------------------------------------
POS Application Overview.doc                          Overview of point of sale system    Word Document
                                                      with prior vendor provided by IA
-------------------------------------------------------------------------------------------------------------
POS Camera Logic.doc                                  Enhancement explanation provided    Word Document
                                                      by IA
-------------------------------------------------------------------------------------------------------------
Ppolicy1 new business.xls - ppolicy 1f new business   Test rates                          Excel Documents
with SR22.xls
-------------------------------------------------------------------------------------------------------------
Producer List - Security Access.xls                   Producers and security levels       Excel Document
-------------------------------------------------------------------------------------------------------------
Project Definition - POSV1.0.doc                      Project Definition created by IMS   Word Document
-------------------------------------------------------------------------------------------------------------
Project Definition Draft V1.0 - IAI Web Rater.doc     Project definition developed by IMS Word Document
-------------------------------------------------------------------------------------------------------------
Project Definition Draft V1.0 - Texas Rollout.doc     Project Definition created by IMS   Word Document
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                   DOCUMENT                                DESCRIPTION                        TYPE
-------------------------------------------------------------------------------------------------------------

Project Definition Tiered Rating V1.doc               Project definition created by IMS   Word Document
-------------------------------------------------------------------------------------------------------------
Project Definition V1.0 - Instant Rater.doc           Project definition developed by IMS Word Document
-------------------------------------------------------------------------------------------------------------
Revised ROC AZ.xls                                    Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC CO.xls                                    Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC for NNO AZ.xls                            Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC for NNO CO.xls                            Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC for NNO IN.xls                            Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC for NNO NM.xls                            Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC for NNO TX.xls                            Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC IN.xls                                    Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROC NM.xls                                    Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
Revised ROCTX.xls                                     Tiered rate order calculation       Excel Document
-------------------------------------------------------------------------------------------------------------
SVC_DICTIONARY3.doc                                   Standard violation code             Word Document
                                                      descriptions
-------------------------------------------------------------------------------------------------------------
Test1.xls - Test4.xls                                 Test Rates                          Excel Documents
-------------------------------------------------------------------------------------------------------------
Texas Market Code 5-25-00.xls                         Market Codes                        Excel Document
-------------------------------------------------------------------------------------------------------------
TX  Base Rates 07-00.xls                              Base Rates                          Excel Document
-------------------------------------------------------------------------------------------------------------
TX_IAI Rating Tiered Replaced 8312000.xls             Tiered rate tables                  Excel Document
-------------------------------------------------------------------------------------------------------------
TX_IAI Rating Tiered.xls                              Tiered rate tables                  Excel Document
-------------------------------------------------------------------------------------------------------------
Underwriting 1.0.vsd                                  Workflow provided by IA             Visio Document
-------------------------------------------------------------------------------------------------------------
ViolatonsCO.xls                                       Colorado Violations                 Excel Document
-------------------------------------------------------------------------------------------------------------